UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22967

Nuveen Minnesota Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report May 31, 2015

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2

NMY
Nuveen Maryland Premium Income Municipal Fund

NMS
Nuveen Minnesota Municipal Income Fund

NOM
Nuveen Missouri Premium Income Municipal Fund

NNC
Nuveen North Carolina Premium Income Municipal Fund

NPV
Nuveen Virginia Premium Income Municipal Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	13

Common Share Information	15

Risk Considerations	18

Performance Overview and Holding Summaries	19

Shareholder Meeting Report	25

Report of Independent Registered Public Accounting Firm	27

Portfolios of Investments	28

Statement of Assets and Liabilities	70

Statement of Operations	72

Statement of Changes in Net Assets	74

Statement of Cash Flows	77

Financial Highlights	80

Notes to Financial Statements	89

Additional Fund Information	108

Glossary of Terms Used in this Report	109

Reinvest Automatically, Easily and Conveniently	111

Board Members & Officers	112

Annual Investment Management Agreement Approval Process	117

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. holds much uncertainty. The escalating drama over Greece’s debt negotiations has the European economy on edge, while China’s economy has decelerated and experienced a great deal of turmoil in its stock markets. Other areas of concern include a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, involving the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
July 24, 2015

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Minnesota Municipal Income Fund (NMS)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Virginia Premium Income Municipal Fund (NPV)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Thomas C. Spalding, CFA, Douglas J. White, CFA and Christopher L. Drahn, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007. Tom assumed portfolio management responsibility for the Maryland and Virginia Funds in 2011, Doug has managed the Minnesota Fund since 1993 and Chris has managed the Missouri Fund since 2011.

Fund Mergers

The Nuveen Minnesota Municipal Income Fund (NMS), which commenced operations on October 6, 2014, was formed from the merger of Minnesota Municipal Income Portfolio Inc. (MXA) and First American Minnesota Municipal Income Fund II (MXN) (the Mergers), both of which had been managed by U.S. Bancorp Asset Management, Inc. and sub-advised by Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. MXA is treated as the survivor of the Mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for NMS for periods prior to October 6, 2014, is that of MXA. MXA’s previous fiscal year end was June 30, 2014, and therefore NMS’s reporting period for this report is from July 1, 2014 through May 31, 2015.

See Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies, Fund Mergers for further information.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s most recent estimate, the U.S. economy contracted at a 0.7% annualized rate in the first quarter of 2015, as measured by GDP, compared with an increase of 4.6% in the second quarter of 2014, 5.0% in the third quarter and 2.2% in the fourth quarter. The decline in real GDP growth rate from the fourth quarter of 2014 to the first quarter of 2015 primarily reflects a downturn in both state and local government spending, a decline in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI), at -0.2%, was unchanged year-over-year as of May 2015. The core CPI (which excludes food and energy) increased 1.7% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of May 31, 2015, the national unemployment rate was 5.5%, the level considered “full employment” by some Fed officials, down from the 6.3% reported in May 2014. The housing market continued to post consistent gains as of its most recent reading in April 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended April 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued in 2014. More municipal bonds left the market than were added, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

6	Nuveen Investments

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as 2015 began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended May 31, 2015, municipal bond issuance nationwide totaled $397.8 billion, an increase of 34.4% from the issuance for the twelve-month period ended May 31, 2014. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance. At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in early 2015. The municipal bond market also experienced some seasonal weakness in the first few months of 2015 due to tax-related selling. Finally, divergence in economic growth and central bank policies around the world have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

How were the economic and market conditions in Georgia, Maryland, Missouri, Minnesota, North Carolina and Virginia during the twelve-month reporting period ended May 31, 2015?

Georgia’s economy is performing well. Benchmark employment revisions indicate that the labor market fared considerably better last year than previously estimated. Total state employment grew by 3.0% in 2014, compared to 2.3% for the nation. As of May 2015, unemployment in Georgia was 6.3%, down from 7.3% in May 2014, but still above the national rate of 5.5%. Georgia’s economy continued to be well diversified, although geographically concentrated around the Atlanta metropolitan area. Home prices in the Atlanta area, which were hard hit by the housing crisis, were up 4.9% year-over-year as of April 2015 (most recent data available at the time this report was prepared), according to the S&P/Case-Shiller Home Price Index. For Fiscal 2016, Georgia adopted a $21.8 billion state budget, increasing state spending by $1 billion over the Fiscal 2015 budget. The 2016 state budget is still $3 billion below the 2007 fiscal year levels, on an inflation-adjusted per capita basis. The Fiscal 2016 budget provides $500 million in additional funds for K-12 education and 1% pay raises for state employees. In November 2014, voters in Georgia approved a constitutional amendment to prevent the state from increasing the maximum individual income tax rate above 6%. Individual income tax is Georgia’s largest revenue source accounting for 47% of the state’s Fiscal 2015 general fund budget. Capping the income tax reduces the state’s financial flexibility to raise revenues if necessary. As of June 2015 (subsequent to the close of this reporting period), Georgia’s general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively. For the twelve months ended May 31 2015, municipal issuance in Georgia totaled $6.8 billion, a gross issuance increase of 34.8% from the twelve months ended May 31, 2014.

In Maryland, the state’s credit profile remained relatively strong, due to sound fiscal management and a diverse economy. In 2014, Maryland’s economic growth was fairly slow at 0.8%, compared to 2.2% for the U.S. While the state’s economic recovery has been somewhat hampered by federal budget cuts, private sector employment has shown recent signs of expansion. Growth in the health care and professional services sectors buoyed the state’s job market and lowered statewide unemployment to 5.3% as of May 2015, down from 5.8% in the prior year. However, Maryland’s proximity to Washington D.C. means a greater dependency on federal employment than in most states, leaving it vulnerable to federal cost-cutting. Government employment accounts for nearly 20% of all state employment but the effects of federal spending cutbacks on Maryland’s employment numbers is finally abating as

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

both the private sector and to some extent the federal government, add jobs. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of 56 universities, this has made Maryland a center for national security and medical and biomedical research. Maryland’s Fiscal 2016 budget estimates a 1% increase in revenues and expenditures and increases the state’s reserve fund to $967 million. As of June 2015, (subsequent to the close of this reporting period), Moody’s, S&P and Fitch rated Maryland general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2015, municipal issuance in the state totaled $8.0 billion, a gross issuance increase of 53.4% from the twelve-month period ended May 31, 2014.

For 2014, Minnesota’s economic growth trailed the national growth rate with Minnesota’s GDP growing 1.4%, compared with the national rate of 2.2%, and ranking Minnesota’s GDP growth 27th fastest among all states. Minnesota’s modest GDP growth was driven by gains in the manufacturing and health care. Education, health care services, trade and transportation, and professional and business services sectors experienced the strongest employment gains in 2014. Minnesota’s manufacturing firms continue to expand and reported a 2.9% increase in exports for 2014. As of May 2015, Minnesota’s seasonally adjusted unemployment rate of 3.8% remained well below the national unemployment rate of 5.5% and was down from 4.1% in May 2014. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Minnesota rose a fairly modest 3.2% during the twelve months ended April 2015 (most recent data available at the time this report was prepared), compared with a 4.9% price increase nationally. In June 2015, Minnesota passed a balanced $42 billion biennium budget for Fiscal 2016 and 2017. During the 2015 legislative session, strong tax collections gave Governor Dayton and the Legislature the luxury of a nearly $2 billion budget surplus which allowed the state to increase per pupil state aid payments by nearly 2% and fund economic development and energy program projects. The Governor and Legislature used a special session to negotiate the final budget agreement and avoided another painful government shutdown like the state experienced in 2011 when a budget gap lead to an eight day government shutdown. Minnesota’s structural imbalance led S&P to downgrade the rating on the state’s general obligation bonds to AA+ from AAA in September 2011. Moody’s revised its outlook for the state to stable from negative in July 2013, while maintaining its Aa1 rating. Despite these revisions, Minnesota retained a solid credit profile reflective of its well-balanced economy, above-average wealth levels, moderate debt burden and strong debt management. For the twelve months ended May 31, 2015, municipal issuance in Minnesota totaled $7.0 billion, representing a 40.2% gross issuance increase from the twelve months ended May 31, 2014.

Missouri’s economic recovery continues to lag national economic growth. For 2014, national GDP grew 2.2% and outpaced Missouri’s GDP growth rate of 0.9%. As of May 2015, Missouri’s unemployment rate of 5.8% remained above the national unemployment rate of 5.5%, but state unemployment improved from the state’s 6.1% unemployment rate as of May 2014. Job growth was driven by gains in the manufacturing, professional and business services, education and health services, and government sectors. Missouri’s state exports also improved in 2014, with exports increasing 9.3% from 2013, export gains were driven by gains in motor vehicles and trade growth with Missouri’s two largest trading partners, Canada and Mexico. For Fiscal 2016, the balanced Missouri state budget of $26.1 billion is 1.1% lower than the Fiscal 2015 budget of $26.4 billion, but the Fiscal 2016 budget increased K-12 education funding from $3.15 billion to $3.22 billion. As of June 2015, Moody’s, S&P and Fitch rated Missouri general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. For the twelve months ended May 31, 2015, municipal issuance in Missouri totaled $5.7 billion, representing a 12% gross issuance decrease from the twelve months ended May 31, 2014.

North Carolina’s growth slowed in 2014 but it remains in the middle of the pack in terms of its recovery from the recession. For 2014, the gross state product for North Carolina grew 1.4% compared to 2.7% the prior year, however, it still ranks 25th among all states. As of May 2015, the state’s unemployment rate of 5.7% was close to its lowest point since early 2008; during the recession the unemployment rate topped 11%. North Carolina has worked to transition its economy away from old-line manufacturing into

8	Nuveen Investments

sectors oriented toward research, technology and services and the combination of experience and a focus on the future resulted in Raleigh being selected as the site for a new federally subsidized institute for technology-based manufacturing. Once a leader in textiles, furniture and tobacco, the state’s manufacturing sector was not expected to resume its role as a major driver in the North Carolina economy but manufacturing has continued to represent a significant number of the state’s jobs. Almost 11% of total employment is in manufacturing and the sector has added 9,500 jobs during the recovery. The federal government remained the largest employer in the state due to the large military installments, including Fort Bragg and Camp Lejeune, which are the two largest employers in the state with more than 110,000 workers. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 5.6% during the twelve months ended April 2015 (most recent data available at the time this report was prepared). This put Charlotte home prices less than 4% from their 2007 peak. North Carolina is projected to have a $400 million surplus in Fiscal Year 2015 and the Fiscal Year 2016 proposed budget includes a 2% increase in revenues. As of May 2015, Moody’s, S&P and Fitch rated North Carolina general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2015, municipal issuance in North Carolina totaled $5.5 billion, a gross issuance increase of 108.3% from the previous twelve months.

Virginia’s economic recovery leading into 2014 had been slow but steady. Then in 2014 it came to a halt and the state posted no growth in GDP which put it in 48th place among all states. However, other economic indicators reflect an economy that is relatively healthy and improving. As of May 2015, unemployment in the commonwealth fell to 4.9%, down from 5.2% a year earlier and just below the national average of 5.5%. Job growth in Virginia was led by the education and health services, financial services and construction sectors. Virginia has a relatively high percentage of government employment, at almost 19% of total employment; this is a result of its proximity to Washington D.C. in the north and large military presence in the Hampton Roads region. In recent months, home prices in the region have risen slightly, according to the S&P/Case-Shiller Index of 20 major metropolitan areas, with the Washington D.C. area posting a 1.1% gain for the twelve months ended April 2015 (most recent data available at the time this report was prepared), compared with a 4.9% price increase nationally. Virginia is entering its second year of its biennium budget and revenues are coming in below budget for Fiscal Year 2015. The state has revised its budgeted revenues for Fiscal Year 2016 downward and plans to offset this with draws on its revenue stabilization fund and general fund reserves. As of June 2015, (subsequent to the close of this reporting period), Moody’s, S&P and Fitch rated Virginia general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2015, issuance in Virginia totaled $8.7 billion, a gross issuance increase of 56.3% from the previous twelve months.

What key strategies were used to manage these Funds during the twelve-month reporting period ended May 31, 2015?

A backdrop of supportive technical and fundamental factors helped sustain the municipal market’s rally during this reporting period. From the beginning of the period through the end of January 2015, yields fell sharply, particularly in the intermediate to longer maturity ranges, then rose slightly through the end of the period. The overall decline in interest rates helped sustain a general rise in municipal bond prices for the period as a whole. In general, all six states’ municipal bonds tended to lag the overall municipal market return for the reporting period. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Municipal supply nationally, as well as in five of the six states included in this report (Missouri was an exception), improved during this twelve-month reporting period over that of the previous twelve months. However, much of this increase was attributable to refunding activity as bond issuers, prompted by low interest rates, sought to lower debt service costs by retiring older bonds from the proceeds of lower cost new bond issues. While some of this activity continued to be current refundings (in which the refunded

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

bond matures or is redeemed within 90 days and therefore has no net effect on supply), we began to see an uptick in advance refundings (in which the refunded bond remains outstanding up to several more years). The increase in advance refundings contributed to greater supply in the marketplace, broadly speaking.

Much of our investment activity focus was on reinvesting the cash generated by current calls into bonds with intermediate and longer maturities that could help us offset the decline in rates and maintain investment performance potential, as well as keep the Funds fully invested. In addition to the purchases described in the previous shareholder report dated November 30, 2014, NKG bought a long maturity, dedicated tax bond issued for the Atlanta Development Authority New Downtown Atlanta Stadium and a higher credit quality general obligation (GO) bond in the second half of the reporting period. NMY and NPV continued to add intermediate- and longer-term bonds, with an emphasis on 5% coupons, but also purchased some zero coupon (which also have longer durations) and lower coupon bonds to help the two Funds stay fully invested. Among these purchases were several higher education bonds, including, in NMY, Johns Hopkins University and Loyola University credits and, in NPV, University of Virginia bonds. Although Minnesota tends to be a low-issuance state and our trading in NMS was fairly muted over the period overall, the Fund participated in some large health care and electric utilities deals brought to market in the second half of the period. NMS also added credits in housing and charter schools from the primary market and some health care and transportation bonds in the secondary market. NOM’s positioning remained relatively unchanged during the period, as transactions focused on maintaining the Fund’s overweight positioning in A, BBB and non-rated bonds, overweight allocations in health care and higher education bonds, underweight in state GO bonds and overweight in longer maturity issues. For the North Carolina Fund, we bought bonds in both the primary and secondary markets for the North Carolina Department of Transportation I-77 HOT (High Occupancy Toll) Lanes, which will expand the interstate highway with express toll lanes. NNC also added a higher education and a health care bond during the second half of the reporting period.

In addition, we established a portfolio hedge in both NKG and NNC by purchasing a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. We have previously noted a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that these portfolios regularly maintain a meaningful stake in BBB rated and below investment grade rated bonds, we saw this as a way to reduce the Funds’ overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the market. During the reporting period, these swaps had a negligible impact on performance.

Generally, the cash to finance the Funds’ purchases came from bonds that were called and/or, in the case of NMY, NOM and NPV, sold from our Puerto Rico exposure. Additionally, we eliminated NKG’s position in Coffee County Regional Medical Center bonds on concerns about its deteriorating credit conditions. NMS sold some higher-quality GOs to help fund new purchases. NNC sold some pre-refunded bonds and used the proceeds along with other proceeds from called bonds, to finance the purchase of the I-77 HOT Lanes bonds described earlier.

As of May 31, 2015, NKG, NMY, NOM and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended May 31, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the eleven-month, one-year, five-year and ten-year periods ended May 31, 2015. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.

10	Nuveen Investments

For the reporting period ended May 31, 2015, the total return at common share NAV for the five Funds except NOM exceeded the return for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. NOM outperformed the S&P Municipal Bond Missouri Index but underperformed the national S&P Municipal Bond Index. For the same period, NPV outperformed the average return for the Lipper Other States Municipal Debt Funds Classification Average, while NKG, NMY, NMS, NOM and NNC under-performed. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, sector allocation and credit exposure. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

In this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. In general, the Funds’ durations and yield curve positioning were positive for performance. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. Overall, duration and yield curve positioning was among the major drivers of performance and differences in positioning accounted for much of the differences in performance. NMY had the shortest duration of the six Funds, and it was among the bottom-performing Funds of the group for this reporting period. In contrast, NPV had the longest duration and was the top performer of the six Funds. NKG and NNC benefited most from their underweight positions in the shortest maturity categories. In NMS, the overweight allocation in bonds with maturities 10 years and higher had the largest positive impact – especially the Fund’s overweight to the 15 years and up category.

During this reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. These Funds tended to have overweights in A rated and BBB rated bonds and underweights in the AAA rated and AA rated categories relative to their benchmark and credit exposure was generally positive for their performance, except in the case of NNC (described below). As with duration, differences in credit allocation accounted for some of the differences in performance. NKG benefited most from its underweight position in AAA rated bonds and overweight allocation in credits rated below investment grade. For NMY and NPV, exposures to A rated and BBB rated bonds were the largest contributors. NMS was underweight in AAA rated and AA rated bonds, and overweighted across the lower rated categories, all of which aided relative performance. NOM’s overweight allocations to both BBB rated and non-rated bonds produced relative gains. However, NNC’s relative performance was hurt by an underweight allocation in lower quality bonds. North Carolina is a state with low issuance of below investment grade paper, providing relatively fewer opportunities for NNC to invest in the lower quality segments.

Among the municipal market sectors, health care (especially hospitals) and industrial development revenue (IDR) were among the top-performing groups during this reporting period. Bonds in these sectors benefited from investor demand for lower rated credits, as well as the sectors’ generally improving credit fundamentals. Hospital bonds received an additional boost from increasing merger and acquisition activity within the industry, which resulted in more pre-refundings in the sector. Overweight exposures to health care in NMY, NMS, NOM, NNC and NPV were strong contributors to relative performance. NMS further benefited from overweight allocations to charters schools and IDR bonds. NKG’s underweight allocation to public power, a group which underperformed the overall municipal market during the period, was the most helpful to its performance.

Weaker performing municipal bond sectors during this reporting period included the pre-refunded and tax obligation sectors. The underperformance of pre-refunded bonds was driven by their short maturities and higher credit quality. Although the tax-supported sectors encompass a wide range of credit ratings, the underperformance of higher quality issues has been one of the main reasons the tax-supported sectors have tended to lag revenue sectors. NKG, NMY and NNC held overweight positions in pre-refunded issues,

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

which detracted slightly from these Funds’ relative returns. Conversely, NMS’ underweight allocations in both pre-refunded bonds and state and local GOs added to relative performance, although gains were marginally offset by relatively weak performance from an overweight to public power credits.

As noted in the previous Shareholder Fund Report, we continue to monitor the ongoing economic problems of Puerto Rico for any impact on the Funds’ holdings and performance. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt currently is rated Caa3/CCC-/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Puerto Rico’s Governor, Alejandro García Padilla, recently announced a major shift in his administration’s long-standing position on the government’s commitment to debt repayment, declaring the Commonwealth’s “debt is not payable” and Puerto Rico will no longer borrow to address annual budget deficits. The Commonwealth plans to meet with various creditors and bondholders over the next few months to attempt to negotiate a comprehensive debt restructuring or postponement of debt service payments. The likelihood of reaching consensus is questionable and the process will likely take several months to unfold. Puerto Rico commenced discussions with creditors with a public presentation in mid-July, but no details were provided. The governor has appointed a working group to develop a comprehensive five-year fiscal plan, which will include recommendations for fiscal adjustments (budget cuts), structural and institutional reforms and debt restructuring. The plan must be presented to the governor by August 30, 2015 and legislative measures to enact the plan are to be passed by October 1. A Puerto Rico public corporation failed to make a scheduled transfer on July 15, 2015 (subsequent to the close of this reporting period), for an annual appropriation debt service payment due August 1, 2015. The payment was not included in the FY2016 budget, so the failure to make the transfer was somewhat expected. The August 1 debt service payment from the trustee to bondholders is expected to be missed.

On July 12, 2015, a federal appeals court confirmed a lower court’s decision finding Puerto Rico’s Debt Recovery Act to be unconstitutional. This eliminates a path to debt restructuring the Commonwealth had hoped to be able to pursue. Puerto Rico’s non-voting Representative in Congress introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations earlier this year and a congressional committee hearing was held on February 26, 2015. A companion bill was introduced in the U.S. Senate on July 15, 2015. Thus far, authorizing chapter 9 for Puerto Rico has gained support from Democrats in the House and Senate, but Republican support has not yet materialized.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.34% of assets under management as of May 31, 2015. As of May 31, 2015, Nuveen’s limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, other than as noted below, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

NMY, NOM and NPV were active sellers of Puerto Rico paper during the reporting period. NMY reduced its allocation by half, from 9.7% to 5.6% at period end. We trimmed NOM’s exposure from 3.2% to 0.5%, which now consists of a single holding in an insured, senior lien COFINA (sales tax) bond. Puerto Rico was detrimental to NOM’s performance, although by period end the bonds we sold were trading lower than our transaction price. NPV’s weighting was cut from 7.8% to 4.9% by the end of the period. NKG, NMS and NNC did not hold any Puerto Rico bonds during the reporting period.

12	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over the reporting period.

As of May 31, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Effective Leverage*	36.26%	34.81%	33.86%	38.38%	33.66%	37.69%
Regulatory Leverage*	33.72%	32.66%	33.86%	35.67%	33.66%	32.98%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	13

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2015, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares		VRDP Shares
		Shares Issued at		Shares Issued at
	Series	Liquidation Value	Series	Liquidation Value	Total
NKG	2017	$75,000,000	—	—	$75,000,000
NMY	2017	$167,000,000	—	—	$167,000,000
NMS	2017*	$44,100,000	—	—	$44,100,000
NOM	2018	$18,000,000	—	—	$18,000,000
NNC	2017	$125,000,000	—	—	$125,000,000
NPV	—	—	1	$128,000,000	$128,000,000

* Includes VMTP Shares resulting from the Merger.

During the current reporting period, NOM refinanced all of its outstanding MuniFund Term Preferred (MTP) Shares with the proceeds from newly issued VMTP Shares.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on MTP, VMTP and VRDP Shares and each Fund’s respective transactions.

14	Nuveen Investments

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of May 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NKG	NMY	NMS	NOM	NNC	NPV
June 2014	$0.0535	$0.0555	N/A	$0.0610	$0.0530	$0.0615
July	0.0535	0.0555	$0.0740	0.0610	0.0530	0.0640
August	0.0535	0.0555	0.0715	0.0610	0.0530	0.0640
September	0.0535	0.0555	0.0690	0.0610	0.0530	0.0640
October	0.0535	0.0555	0.1110	0.0610	0.0530	0.0640
November	0.0535	0.0555	0.0690	0.0610	0.0530	0.0640
December	0.0535	0.0555	0.0690	0.0610	0.0505	0.0610
January	0.0535	0.0555	0.0690	0.0610	0.0505	0.0610
February	0.0535	0.0555	0.0690	0.0610	0.0505	0.0610
March	0.0535	0.0555	0.0690	0.0610	0.0490	0.0610
April	0.0535	0.0555	0.0690	0.0610	0.0490	0.0610
May 2015	0.0535	0.0555	0.0690	0.0610	0.0490	0.0610
Long-Term Capital Gain*	$—	$—	$—	$—	$0.0284	$—
Ordinary Income Distribution*	$0.0006	$0.0025	$—	$—	$—	$0.0002

Market Yield**	5.01%	5.32%	5.54%	4.79%	4.54%	5.47%
Taxable-Equivalent Yield**	7.40%	7.82%	8.54%	7.08%	6.69%	8.06%

*	Distribution paid in December 2014.

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%, 32.0%, 35.1%, 32.3%, 32.1% and 32.1% for Georgia, Maryland, Minnesota, Missouri, North Carolina and Virginia, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2015, the Funds had positive UNII balances for tax purposes. NMY, NMS, NOM and NPV had positive UNII balances, while NKG and NNC had negative balances for financial reporting purposes.

Nuveen Investments	15

Common Share Information (continued)

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NPV was authorized to issue an additional 1,700,000 common shares through its ongoing equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. During the current reporting period NPV did not sell any common shares through its equity shelf program.

As of September 30, 2014 NPV’s shelf offering registration statement was no longer current. Therefore, the Fund is unable to issue additional common shares under its equity shelf program until a post-effective amendment to the Fund’s registration statement is filed with the Securities and Exchange Commission.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each of NKG, NMY, NOM, NNC and NPV to repurchase an aggregate of up to approximately 10% of its outstanding shares.

During November 2014, NMS’s Board of Trustees authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31,2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common Shares Cumulatively Repurchased and Retired	—	504,100	—	—	107,500	—
Common Shares Authorized for Repurchase	1,055,000	2,405,000	555,000	235,000	1,655,000	1,795,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NMY	NNC
Common Shares Repurchased and Retired	504,100	107,500
Weighted Average Price per Common Share Repurchased and Retired	$12.58	$13.02
Weighted Average Discount per Common Share Repurchased and Retired	13.98%	13.79%

16	Nuveen Investments

OTHER COMMON SHARE INFORMATION

As of May 31, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMS		NOM	NNC	NPV
Common Share NAV	$13.98	$14.59	$15.46		$13.91	$14.98	$14.50
Common Share Price	$12.81	$12.53	$14.95		$15.27	$12.95	$13.39
Premium/(Discount) to NAV	(8.37)%	(14.12)%	(3.30)%		9.78%	(13.55)%	(7.66)%
12-Month Average Premium/(Discount) to NAV	(9.30)%	(13.83)%	(2.18	)%*	7.33%	(13.16)%	(8.50)%

* For the 11-Month period.

Nuveen Investments	17

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Derivatives Risk. The Funds may use derivative instruments, which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

18	Nuveen Investments

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NKG at Common Share NAV	4.65%	4.54%	4.33%
NKG at Common Share Price	3.76%	3.28%	4.09%
S&P Municipal Bond Georgia Index	2.94%	4.36%	4.26%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	5.43%	6.33%	5.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.0%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	153.1%
Floating Rate Obligations	(2.2)%
VMTP Shares, at Liquidation Value	(50.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)1
Tax Obligation/General	22.0%
Tax Obligation/Limited	16.1%
Water and Sewer	13.3%
Education and Civic Organizations	12.0%
U.S. Guaranteed	9.8%
Health Care	8.6%
Transportation	7.4%
Utilities	6.4%
Other	4.4%
Total	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	21.7%
AA	49.7%
A	17.5%
BBB	5.6%
BB or Lower	1.2%
N/R (not rated)	4.3%
Total	100%

Excluding investments in derivatives.

Nuveen Investments	19

NMY
Nuveen Maryland Premium Income Municipal Fund
Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NMY at Common Share NAV	4.28%	4.75%	4.63%
NMY at Common Share Price	2.29%	2.44%	2.90%
S&P Municipal Bond Maryland Index	2.60%	3.90%	4.15%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	5.43%	6.33%	5.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.2%
Common Stocks	0.6%
Other Assets Less Liabilities	3.6%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	153.4%
Floating Rate Obligations	(4.9)%
VMTP Shares, at Liquidation Value	(48.5)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	22.0%
Tax Obligation/General	14.7%
U.S. Guaranteed	14.0%
Tax Obligation/Limited	10.8%
Education and Civic Organizations	8.7%
Housing/Single Family	5.5%
Housing/Multifamily	4.4%
Other	19.9%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	29.4%
AA	27.9%
A	17.1%
BBB	16.0%
BB or Lower	5.3%
N/R (not rated)	3.9%
N/A (not applicable)	0.4%
Total	100%

20	Nuveen Investments

NMS
Nuveen Minnesota Municipal Income Fund
Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	10-Year
NMS at Common Share NAV	5.02%	5.25%	7.24%	5.98%
NMS at Common Share Price	(4.37)%	(7.26)%	5.28%	5.21%
S&P Municipal Bond Minnesota Index	2.85%	2.96%	4.37%	4.48%
S&P Municipal Bond Index	3.35%	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	5.44%	5.43%	6.33%	5.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.7%
Other Assets Less Liabilities	(1.5)%
Net Assets Plus VMTP Shares, at Liquidation Value	151.2%
VMTP Shares, at Liquidation Value	(51.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	21.3%
Education and Civic Organizations	17.6%
Utilities	12.2%
Tax Obligation/General	9.6%
Long-Term Care	9.4%
Tax Obligation/Limited	7.7%
Housing/Single Family	5.2%
Housing/Multifamily	5.2%
Other	11.8%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	6.3%
AA	41.0%
A	19.5%
BBB	14.9%
BB or Lower	4.4%
N/R (not rated)	13.9%
Total	100%

Nuveen Investments	21

NOM
Nuveen Missouri Premium Income Municipal Fund
Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NOM at Common Share NAV	3.21%	6.08%	4.73%
NOM at Common Share Price	6.50%	3.61%	3.61%
S&P Municipal Bond Missouri Index	3.07%	4.92%	4.73%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	5.43%	6.33%	5.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.0%
Other Assets Less Liabilities	6.3%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	162.3%
Floating Rate Obligations	(6.9)%
VMTP Shares, at Liquidation Value	(55.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	23.9%
Tax Obligation/Limited	14.7%
Education and Civic Organizations	13.5%
Utilities	8.5%
Transportation	8.3%
Long-Term Care	8.2%
U.S. Guaranteed	8.0%
Tax Obligation/General	7.0%
Other	7.9%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.1%
AA	35.5%
A	26.2%
BBB	14.9%
BB or Lower	2.4%
N/R (not rated)	6.9%
Total	100%

22	Nuveen Investments

NNC
Nuveen North Carolina Premium Income Municipal Fund
Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NNC at Common Share NAV	4.91%	5.02%	4.77%
NNC at Common Share Price	2.72%	1.40%	2.12%
S&P Municipal Bond North Carolina Index	2.60%	4.15%	4.42%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	5.43%	6.33%	5.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.3%
Other Assets Less Liabilities	2.4%
Net Assets Plus VMTP Shares, at Liquidation Value	150.7%
VMTP Shares, at Liquidation Value	(50.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)1
Health Care	17.7%
Transportation	15.9%
Water and Sewer	15.4%
Education and Civic Organizations	13.4%
Tax Obligation/Limited	12.4%
U.S. Guaranteed	10.0%
Utilities	6.8%
Other	8.4%
Total	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	24.3%
AA	51.5%
A	16.7%
BBB	5.6%
N/R (not rated)	1.9%
Total	100%

1           Excluding investments in derivatives.

Nuveen Investments	23

NPV
Nuveen Virginia Premium Income Municipal Fund
Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NPV at Common Share NAV	5.45%	5.08%	4.61%
NPV at Common Share Price	5.72%	2.08%	2.73%
S&P Municipal Bond Virginia Index	2.91%	4.08%	4.18%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	5.43%	6.33%	5.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.5%
Other Assets Less Liabilities	4.3%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	152.8%
Floating Rate Obligations	(3.6)%
VRDP Shares, at Liquidation Value	(49.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	19.1%
Transportation	17.0%
Tax Obligation/Limited	14.6%
U.S. Guaranteed	12.2%
Water and Sewer	7.7%
Education and Civic Organizations	7.4%
Tax Obligation/General	5.7%
Long-Term Care	5.0%
Other	11.3%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	29.1%
AA	37.4%
A	6.8%
BBB	18.4%
BB or Lower	5.0%
N/R (not rated)	3.3%
Total	100%

24	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for NKG, NMY, NMS, NOM, NNC and NPV; at this meeting the shareholders were asked to elect Board Members.

	NKG		NMY		NMS
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	Shares voting		Shares voting		Shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	9,184,464	—	19,125,754	—	—	—
Withhold	435,728	—	722,091	—	—	—
Total	9,620,192	—	19,847,845	—	—	—
Jack B. Evans
For	9,185,553	—	19,131,187	—	4,294,639	—
Withhold	434,639	—	716,658	—	95,858	—
Total	9,620,192	—	19,847,845	—	4,390,497	—
William C. Hunter
For	—	750	—	1,670	—	441
Withhold	—	—	—	—	—	—
Total	—	750	—	1,670	—	441
David J. Kundert
For	9,176,370	—	19,124,773	—	—	—
Withhold	443,822	—	723,072	—	—	—
Total	9,620,192	—	19,847,845	—	—	—
John K. Nelson
For	9,185,746	—	19,136,451	—	—	—
Withhold	434,446	—	711,394	—	—	—
Total	9,620,192	—	19,847,845	—	—	—
William J. Schneider
For	—	750	—	1,670	—	441
Withhold	—	—	—	—	—	—
Total	—	750	—	1,670	—	441
Thomas S. Schreier, Jr.
For	9,181,665	—	19,117,333	—	4,294,639	—
Withhold	438,527	—	730,512	—	95,858	—
Total	9,620,192	—	19,847,845	—	4,390,497	—
Terence J. Toth
For	9,184,449	—	19,136,925	—	—	—
Withhold	435,743	—	710,920	—	—	—
Total	9,620,192	—	19,847,845	—	—	—

Nuveen Investments	25

Shareholder Meeting Report (continued)

	NOM		NNC		NPV
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	Shares voting		Shares voting		Shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	1,933,000	—	14,010,036	—	14,751,107	—
Withhold	48,493	—	523,376	—	435,233	—
Total	1,981,493	—	14,533,412	—	15,186,340	—
Jack B. Evans
For	1,933,000	—	14,011,739	—	14,746,933	—
Withhold	48,493	—	521,673	—	439,407	—
Total	1,981,493	—	14,533,412	—	15,186,340	—
William C. Hunter
For	—	180	—	1,250	—	980
Withhold	—	—	—	—	—	300
Total	—	180	—	1,250	—	1,280
David J. Kundert
For	1,934,086	—	13,985,756	—	14,709,118	—
Withhold	47,407	—	547,656	—	477,222	—
Total	1,981,493	—	14,533,412	—	15,186,340	—
John K. Nelson
For	1,933,000	—	13,997,369	—	14,765,281	—
Withhold	48,493	—	536,043	—	421,059	—
Total	1,981,493	—	14,533,412	—	15,186,340	—
William J. Schneider
For	—	180	—	1,250	—	980
Withhold	—	—	—	—	—	300
Total	—	180	—	1,250	—	1,280
Thomas S. Schreier, Jr.
For	1,939,720	—	13,992,482	—	14,775,292	—
Withhold	41,773	—	540,930	—	411,048	—
Total	1,981,493	—	14,533,412	—	15,186,340	—
Terence J. Toth
For	1,939,720	—	14,009,913	—	14,775,292	—
Withhold	41,773	—	523,499	—	411,048	—
Total	1,981,493	—	14,533,412	—	15,186,340	—

26	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Georgia Dividend Advantage Municipal Fund 2
Nuveen Maryland Premium Income Municipal Fund
Nuveen Minnesota Municipal Income Fund
Nuveen Missouri Premium Income Municipal Fund
Nuveen North Carolina Premium Income Municipal Fund
Nuveen Virginia Premium Income Municipal Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Minnesota Municipal Income Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund (the “Funds”) as of May 31, 2015, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended (eleven-month period then ended for Nuveen Minnesota Municipal Income Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through May 31, 2014 ( and the statements of operations, changes in net assets and cash flows and the financial highlights for the periods presented through June 30, 2014 for Nuveen Minnesota Municipal Income Fund), were audited by other auditors whose report dated July 28, 2014 (August 22, 2014 for Nuveen Minnesota Municipal Income Fund), expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2015, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
July 29, 2015

Nuveen Investments	27

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.0% (100.0% of Total Investments)
	Education and Civic Organizations – 18.1% (12.0% of Total Investments)
$1,760	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,976,656
5,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	5,327,599
700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	8/15 at 100.00	A1	702,779
1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA	1,735,872
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	1,459,769
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	712,694
125	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008, 6.000%, 6/15/28	6/18 at 100.00	AA	140,351
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009, Tender Option Bond Trust 2015-XF0073:
730	17.551%, 3/01/17 (IF)	No Opt. Call	AA+	1,117,229
1,150	17.580%, 3/01/17 (IF)	No Opt. Call	AA+	1,726,840
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2013A, 5.000%, 10/01/43	10/23 at 100.00	AA+	3,352,770
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	1,455,870
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,078,080
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	Baa2	3,228,300
1,180	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Compass Point LLC Project, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A1	1,184,956
1,490	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 – SYNCORA GTY Insured	12/15 at 100.00	A1	1,520,277
24,025	Total Education and Civic Organizations			26,720,042
	Health Care – 13.0% (8.6% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
205	5.250%, 12/01/22	8/15 at 100.00	CCC	200,162
745	5.375%, 12/01/28	6/15 at 100.00	CCC	716,303
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	789,575
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40 (4), (5)	12/20 at 100.00	N/R	905,616
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
1,000	5.000%, 2/15/33	2/20 at 100.00	AA–	1,096,430
1,000	5.125%, 2/15/40	2/20 at 100.00	AA–	1,093,590
3,945	5.250%, 2/15/45	2/41 at 100.00	AA–	4,337,527

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	AA	$1,795,154
2,540	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A+	2,662,758
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32	8/19 at 100.00	AA–	467,895
975	5.000%, 8/01/35	8/19 at 100.00	AA–	1,068,542
1,470	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/21 – AGM Insured	No Opt. Call	AA	1,667,656
2,300	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A	2,413,689
19,440	Total Health Care			19,214,897
	Housing/Multifamily – 2.8% (1.8% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	BBB+	1,167,380
	Savannah Economic Development Authority, Georgia, GNMA Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III Apartments, Series 2002A:
475	5.150%, 11/20/22 (Alternative Minimum Tax)	8/15 at 100.00	AA+	475,732
980	5.200%, 11/20/27 (Alternative Minimum Tax)	8/15 at 100.00	AA+	981,127
1,465	5.250%, 11/20/32 (Alternative Minimum Tax)	8/15 at 100.00	AA+	1,466,289
4,125	Total Housing/Multifamily			4,090,528
	Housing/Single Family – 0.8% (0.5% of Total Investments)
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2:
1,000	4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,004,490
170	4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	170,692
1,170	Total Housing/Single Family			1,175,182
	Industrials – 2.8% (1.9% of Total Investments)
2,190	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)	4/16 at 101.00	A–	2,263,518
1,880	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Alternative Minimum Tax)	9/15 at 100.00	BBB	1,885,828
4,070	Total Industrials			4,149,346
	Materials – 0.3% (0.2% of Total Investments)
390	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa2	413,279
	Tax Obligation/General – 33.2% (22.0% of Total Investments)
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	2,248,920
1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,590,015
1,000	Clarke County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 – NPFG Insured	1/17 at 100.00	Aa1	1,057,170
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	669,726
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
3,000	5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,018,630
2,000	5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,011,240
1,090	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/19 – NPFG Insured	7/15 at 100.00	Aa2	1,094,589

Nuveen Investments	29

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,135	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2012B, 5.000%, 7/01/23	No Opt. Call	Aa2	$1,314,682
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 4/01/44	4/25 at 100.00	AAA	3,444,390
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	3,415,980
5,080	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	5,559,043
3,500	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	4,023,075
750	Georgia State, General Obligation Bonds, Series 1998D, 5.250%, 10/01/15	No Opt. Call	AAA	763,005
2,500	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	2,510,850
2,500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	2,727,300
1,000	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	1,124,820
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%, 2/01/36	2/23 at 100.00	AAA	3,986,710
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	No Opt. Call	Aa3	1,662,825
445	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	489,669
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
302	5.500%, 7/15/23	7/21 at 100.00	N/R	306,587
601	5.500%, 7/15/30	7/21 at 100.00	N/R	609,184
659	5.500%, 1/15/36	7/21 at 100.00	N/R	668,575
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,479,401
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	A1	2,224,820
44,922	Total Tax Obligation/General			49,001,206
	Tax Obligation/Limited – 24.3% (16.1% of Total Investments)
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	3,673,768
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
110	5.250%, 12/01/19 – AGC Insured	12/17 at 100.00	AA	119,709
50	5.250%, 12/01/20	No Opt. Call	AA	54,413
80	5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA	86,814
1,080	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,159,067
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	1,744,425
275	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	320,983
15	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	15,057
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
2,065	5.400%, 1/01/20	7/15 at 100.00	A–	2,073,136
2,750	5.600%, 1/01/30	7/15 at 100.00	A–	2,760,588
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	763,896
3,420	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	3,441,272
1,725	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Performing Arts Center, Refunding Series 2013, 5.000%, 1/01/21	No Opt. Call	AAA	2,039,364
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	476,142

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
$325	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	$339,797
5,745	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	AA–	6,602,613
2,961	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	AA–	3,169,218
750	Georgia Municipal Association Inc., Certificates of Participation, Atlanta Court Project, Series 2002, 5.125%, 12/01/21 – AMBAC Insured	8/15 at 100.00	N/R	751,350
	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009:
905	5.375%, 5/01/32 – AGC Insured	5/19 at 100.00	AA	1,015,546
1,165	5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA	1,314,155
2,715	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	2,974,418
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	889,591
32,826	Total Tax Obligation/Limited			35,785,322
	Transportation – 11.2% (7.4% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/30	1/21 at 100.00	Aa3	2,173,240
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	No Opt. Call	Aa3	2,241,280
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	Aa3	3,004,817
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	A+	2,914,411
3,750	5.000%, 1/01/34	1/24 at 100.00	A+	4,220,325
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	1,866,915
14,635	Total Transportation			16,420,988
	U.S. Guaranteed – 14.8% (9.8% of Total Investments) (6)
1,375	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	Baa2 (6)	1,497,554
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,000	5.000%, 6/01/32 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (6)	1,115,720
275	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (6)	306,823
1,725	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (6)	1,924,617
3,315	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 (Pre-refunded 1/01/17) – AGM Insured	1/17 at 100.00	AA+ (6)	3,543,934
1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/29 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (6)	1,024,010
1,500	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AAA	1,618,215
25	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008, 6.000%, 6/15/28 (Pre-refunded 6/15/18)	6/18 at 100.00	AA (6)	28,702
5	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 (Pre-refunded 1/01/17) – FGIC Insured	1/17 at 100.00	A+ (6)	5,263
4,900	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18) (UB)	2/18 at 100.00	AAA	5,420,429
2,475	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (6)	2,654,017

Nuveen Investments	31

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (6)	$1,150,020
1,450	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 (Pre-refunded 3/01/16) – SYNCORA GTY Insured	3/16 at 100.00	N/R (6)	1,499,793
20,045	Total U.S. Guaranteed			21,789,097
	Utilities – 9.7% (6.4% of Total Investments)
525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	530,807
2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 – NPFG Insured	1/17 at 100.00	AA–	2,110,440
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	3,303,840
300	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	319,629
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A	1,173,941
1,300	5.000%, 3/15/21	No Opt. Call	A	1,454,154
1,500	5.000%, 3/15/22	No Opt. Call	A	1,676,355
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
350	5.125%, 9/15/17	No Opt. Call	A	376,936
950	5.000%, 3/15/18	No Opt. Call	A+	1,030,294
2,000	5.000%, 3/15/22	No Opt. Call	A+	2,294,420
12,980	Total Utilities			14,270,816
	Water and Sewer – 20.0% (13.3% of Total Investments)
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 – AGM Insured	No Opt. Call	AA	343,951
5,105	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	5,612,080
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA	575,225
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	7,130,280
300	5.000%, 10/01/35 – AGM Insured	No Opt. Call	AA	343,923
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	6,052,187
2,225	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewerage Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	AA–	2,376,011
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA–	1,139,910
360	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Cobb County-Marietta Water Authority Loans, Series 2011, 5.250%, 2/15/36	2/21 at 100.00	Aaa	403,250
1,000	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	1,150,540
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/30	1/24 at 100.00	AA	2,252,420

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,975	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	$2,135,824
26,075	Total Water and Sewer			29,515,601
$204,703	Total Long-Term Investments (cost $212,148,687)			222,546,304
	Floating Rate Obligations – (2.2)%			(3,245,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.9)% (7)			(75,000,000)
	Other Assets Less Liabilities – 2.1% (8)			3,139,748
	Net Assets Applicable to Common Shares – 100%			$147,441,052

Investments in Derivatives as of May 31, 2015

Credit Default Swaps outstanding:

			Current					Unrealized
		Buy/Sell	Credit	Notional	Fixed Rate	Termination		Appreciation
Counterparty	Reference Entity	Protection (9)	Spread (10)	Amount	(Annualized)	Date	Value	(Depreciation)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	16.64%	$910,000	5.000%	12/20/19	$221,014	$25,771
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7%.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)
The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	33

NMY
Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.2% (99.6% of Total Investments)
	Consumer Discretionary – 4.9% (3.3% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$540	5.000%, 9/01/16 – SYNCORA GTY Insured	No Opt. Call	Ba1	$562,766
400	5.250%, 9/01/19 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	415,976
330	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	338,326
350	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	358,264
535	4.600%, 9/01/30 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	543,298
100	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	101,972
12,165	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	12,445,402
1,000	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	1,030,670
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	1,100,000
17,420	Total Consumer Discretionary			16,896,674
	Consumer Staples – 3.0% (2.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
595	5.125%, 6/01/24	6/17 at 100.00	B–	501,972
1,315	5.875%, 6/01/30	6/17 at 100.00	B–	1,110,859
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
2,475	5.250%, 6/01/32	6/17 at 100.00	B	2,423,520
2,665	5.625%, 6/01/47	6/17 at 100.00	B	2,237,614
3,270	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/15 at 100.00	BBB	3,291,942
800	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/15 at 100.00	A3	799,960
11,120	Total Consumer Staples			10,365,867
	Education and Civic Organizations – 13.0% (8.7% of Total Investments)
2,375	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	2,384,476
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	776,517
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A:
2,000	5.000%, 7/01/18	No Opt. Call	AA+	2,242,060
530	5.250%, 7/01/38	No Opt. Call	AA+	584,108
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39	10/22 at 100.00	A	1,381,438
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014:
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,398,213
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,000,730
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	3,632,685
1,130	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,163,663

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
$1,500	5.000%, 6/01/34	No Opt. Call	Baa1	$1,624,185
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,201,150
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	782,310
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30	No Opt. Call	AA+	1,316,235
1,050	5.000%, 7/01/37	No Opt. Call	AA+	1,183,896
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	560,275
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,588,587
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/29	7/22 at 100.00	A+	703,000
9,445	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	10,654,431
265	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/23	6/16 at 100.00	CCC+	152,391
1,145	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/19	6/16 at 100.00	CCC+	707,072
	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
2,000	5.000%, 11/01/31	11/16 at 100.00	BBB+	2,037,040
2,750	4.500%, 11/01/36	11/16 at 100.00	BBB+	2,767,985
42,280	Total Education and Civic Organizations			44,842,447
	Health Care – 32.9% (22.0% of Total Investments)
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	7/20 at 100.00	Baa3	2,580,820
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa2	1,540,715
375	6.125%, 1/01/36	1/22 at 100.00	Baa2	423,634
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Issue, Series 2012, 5.000%, 7/01/24	No Opt. Call	A–	1,549,659
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	2,680,050
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health System Issue, Series 2013, 5.000%, 7/01/38	7/23 at 100.00	A	2,178,080
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006:
1,000	4.500%, 7/01/26	7/16 at 100.00	A3	1,015,710
2,550	5.000%, 7/01/40	7/16 at 100.00	A3	2,599,496
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A3	1,019,470
1,775	5.000%, 7/01/37	7/22 at 100.00	A3	1,895,416
4,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	4,099,856
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	No Opt. Call	Baa1	4,402,538
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40	5/25 at 100.00	AA–	2,488,225

Nuveen Investments	35

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A:
$500	5.000%, 5/15/25	5/21 at 100.00	AA–	$569,310
500	5.000%, 5/15/26	5/21 at 100.00	AA–	566,750
2,735	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA	2,890,457
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011:
500	5.750%, 7/01/31	No Opt. Call	A	568,680
1,000	6.000%, 7/01/41	7/21 at 100.00	A	1,157,650
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
2,375	5.000%, 7/01/37	7/17 at 100.00	BBB	2,436,204
2,905	5.500%, 7/01/42	7/17 at 100.00	BBB	3,038,572
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	3,007,206
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015:
1,185	5.000%, 7/01/39	7/24 at 100.00	A	1,291,958
2,000	5.000%, 7/01/45	7/24 at 100.00	A	2,159,780
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	4,883,163
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
11,500	5.000%, 7/01/43	7/22 at 100.00	A2	12,502,799
3,750	4.000%, 7/01/43	7/22 at 100.00	A2	3,799,613
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35	7/25 at 100.00	A2	1,099,310
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A2	4,479,006
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
135	5.750%, 1/01/33	1/18 at 100.00	BBB	144,596
7,075	5.750%, 1/01/38	1/18 at 100.00	BBB	7,568,693
1,950	6.000%, 1/01/43	1/18 at 100.00	BBB	2,093,598
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/34	7/24 at 100.00	BBB	13,579,124
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA	8,854,560
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
2,000	5.000%, 12/01/44	6/25 at 100.00	AA	2,233,500
6,000	4.000%, 12/01/44	6/25 at 100.00	AA	5,928,239
106,050	Total Health Care			113,326,437
	Housing/Multifamily – 6.7% (4.4% of Total Investments)
2,020	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	2,179,136
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,523,835
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,669,893
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,275,790
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,143,840

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$2,110	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	6/15 at 100.00	Aaa	$2,112,131
495	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Series 2015, 5.000%, 7/01/39	7/25 at 100.00	BBB–	522,854
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	551,860
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	542,375
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	No Opt. Call	BBB–	1,598,415
5,115	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA	5,293,461
85	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 5.900%, 7/01/15	6/15 at 100.00	Aa2	85,356
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.875%, 7/01/39	7/24 at 100.00	Aaa	1,496,460
21,875	Total Housing/Multifamily			22,995,406
	Housing/Single Family – 8.3% (5.5% of Total Investments)
3,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2	3,078,000
2,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32	9/23 at 100.00	Aa2	2,468,469
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	2,956,650
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,154,084
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	971,670
1,800	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax) (UB) (5)	9/15 at 100.00	Aa2	1,806,246
7,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax) (UB) (5)	3/16 at 100.00	Aa2	7,576,500
4,075	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax) (UB) (5)	9/16 at 100.00	Aa2	4,120,802
2,820	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax) (UB) (5)	3/17 at 100.00	Aa2	2,849,358
1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax) (UB) (5)	3/17 at 100.00	Aa2	1,540,620
28,225	Total Housing/Single Family			28,522,399
	Industrials – 2.8% (1.9% of Total Investments)
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	6,343,551
3,340	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	3,446,012
9,235	Total Industrials			9,789,563

Nuveen Investments	37

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 6.3% (4.2% of Total Investments)
$5,215	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A	$5,372,231
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	2,288,005
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010:
1,685	6.125%, 1/01/30	1/21 at 100.00	A	1,873,804
5,060	6.250%, 1/01/45	1/21 at 100.00	A	5,615,587
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	1,022,140
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
410	5.000%, 1/01/17	No Opt. Call	N/R	426,056
1,460	5.250%, 1/01/27	1/17 at 100.00	N/R	1,501,610
1,050	5.300%, 1/01/37	1/17 at 100.00	N/R	1,074,192
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	2,520,573
20,410	Total Long-Term Care			21,694,198
	Tax Obligation/General – 22.0% (14.7% of Total Investments)
685	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated Water & Sewer, Refunding Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	709,989
1,070	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Refunding Series 2013B, 5.000%, 10/15/15	No Opt. Call	AA	1,089,731
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29	10/21 at 100.00	AA	1,148,420
1,200	5.000%, 10/15/30	10/21 at 100.00	AA	1,375,056
805	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	AAA	834,238
5,240	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	2,944,618
2,305	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	8/15 at 100.00	AAA	2,314,289
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011B, 5.000%, 3/15/17	No Opt. Call	AAA	1,078,590
1,895	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009A, 3.000%, 8/15/17	No Opt. Call	AAA	1,990,584
	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B:
4,925	5.250%, 8/15/16	No Opt. Call	AAA	5,218,431
3,750	5.250%, 8/15/17	No Opt. Call	AAA	4,123,950
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2010A, 4.000%, 8/01/15	No Opt. Call	AAA	1,006,680
5,705	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2014C, 5.000%, 8/01/15	No Opt. Call	AAA	5,752,979
3,435	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Refunding Second Series 2011E, 5.000%, 8/01/15	No Opt. Call	AAA	3,463,888
5,850	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	5,875,389
2,800	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2006A, 5.000%, 5/01/16	No Opt. Call	AAA	2,922,696
4,750	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2008A, 5.000%, 8/01/15	No Opt. Call	AAA	4,789,948
4,700	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2013A, 4.000%, 11/01/15	No Opt. Call	AAA	4,776,610

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$4,930	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured	No Opt. Call	AA	$1,428,911
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A:
3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	3,261,000
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,240,780
2,155	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,279,947
2,270	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,401,615
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/40 – AGM Insured	No Opt. Call	AA	4,328,117
1,025	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2009, 5.000%, 6/01/17	No Opt. Call	AAA	1,114,052
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2013:
2,000	3.000%, 6/01/15	No Opt. Call	AAA	2,000,320
2,700	4.000%, 6/01/17	No Opt. Call	AAA	2,880,873
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/50	8/25 at 35.55	Aaa	1,500,030
95,180	Total Tax Obligation/General			75,851,731
	Tax Obligation/Limited – 16.1% (10.8% of Total Investments)
865	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	920,101
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A+	1,351,920
120	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	9/15 at 100.00	AA–	120,457
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
525	5.000%, 6/15/30 (WI/DD, Settling 6/11/15)	6/24 at 100.00	BBB+	573,253
425	5.000%, 6/15/33 (WI/DD, Settling 6/11/15)	6/24 at 100.00	BBB+	460,335
300	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	304,176
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
99	5.600%, 7/01/20 – RAAI Insured	1/16 at 100.00	AA	99,283
450	5.700%, 7/01/29 – RAAI Insured	1/16 at 100.00	AA	450,783
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
5,350	5.000%, 7/01/30	7/20 at 100.00	A–	5,905,598
2,355	5.000%, 7/01/40	7/20 at 100.00	A–	2,551,737
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,104,010
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	494,134
2,050	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/16 at 100.00	N/R	2,084,481
11,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	12,167,243
6,650	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	6,654,855

Nuveen Investments	39

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,406	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	1/16 at 100.00	N/R	$1,407,476
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CCC+	1,111,132
1,530	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	CCC+	191,403
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/15 at 100.00	AA	2,102,058
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,000	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	1,366,960
8,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,464,080
210	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	B	24,240
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	AA–	795,707
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,428,731
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/27 – FGIC Insured	10/16 at 100.00	AA–	2,091,040
300	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34	10/24 at 100.00	BBB+	325,851
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,162,947
3,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,796,065
1,825	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,992,207
67,470	Total Tax Obligation/Limited			55,502,263
	Transportation – 5.2% (3.5% of Total Investments)
	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A:
1,060	5.250%, 7/01/17 – FGIC Insured	No Opt. Call	AA–	1,105,220
110	5.250%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	122,363
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	147,128
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	N/R	1,301,937
1,000	5.000%, 7/01/34 – AMBAC Insured	7/15 at 100.00	N/R	1,001,130
750	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institution, Series 2004B, 5.000%, 7/01/15 – AMBAC Insured	6/15 at 100.00	N/R	752,715
460	Maryland Health and Higher Educational Facilities Authority, Parking Revenue Bonds, Johns Hopkins Medical Institutions Parking Facilities, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	8/15 at 100.00	N/R	460,833
2,000	Maryland Transportation Authority, Revenue Bonds, Grant Anticipation Series 2008, 5.250%, 3/01/16	No Opt. Call	AAA	2,075,580
10,110	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA	10,931,842
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA–	20,111
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA–	70,208
17,005	Total Transportation			17,989,067

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 21.1% (14.0% of Total Investments) (6)
$1,565	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	$1,620,604
500	Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/36 (Pre-refunded 9/01/16)	9/16 at 100.00	A+ (6)	527,825
3,120	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (6)	3,686,155
2,000	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA (6)	2,358,960
	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C:
1,500	5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (6)	1,575,315
2,570	5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (6)	2,699,040
3,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA (6)	3,266,040
1,680	Carroll County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16 (Pre-refunded 12/01/15)	12/15 at 100.00	AAA	1,720,505
15	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16 (ETM)	No Opt. Call	Aa1 (6)	15,535
1,910	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	Aa1 (6)	1,925,624
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A– (6)	1,826,835
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997:
660	5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	691,357
3,240	5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	3,876,887
3,125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Howard County General Hospital, Series 1993, 5.500%, 7/01/25 (ETM)	8/15 at 100.00	N/R (6)	3,299,031
7,720	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 (Pre-refunded 5/15/16) – BHAC Insured	5/16 at 100.00	AA+ (6)	8,083,611
3,950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A (6)	4,149,198
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,000	5.000%, 7/01/35 (Pre-refunded 7/01/15)	7/15 at 100.00	A (6)	1,003,970
6,620	5.000%, 7/01/40 (Pre-refunded 7/01/15)	7/15 at 100.00	A (6)	6,646,281
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006:
700	5.000%, 7/01/31 (Pre-refunded 7/01/16)	7/16 at 100.00	A2 (6)	735,301
1,325	5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A2 (6)	1,391,820
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A:
2,910	4.500%, 1/01/22 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (6)	3,040,950
3,190	5.000%, 7/01/34 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (6)	3,350,872
2,110	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B, 5.000%, 8/15/21 (Pre-refunded 8/15/19)	8/19 at 100.00	AAA	2,435,489
1,090	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Series 2006A, 5.000%, 3/01/17 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	1,128,728
825	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	853,768
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	Aaa	1,293,611
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	1,055,520

Nuveen Investments	41

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3 (6)	$1,881,559
3,135	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (6)	3,324,730
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (6)	3,012,600
67,670	Total U.S. Guaranteed			72,477,721
	Utilities – 2.7% (1.8% of Total Investments)
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,432,763
575	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	648,554
3,600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	8/15 at 100.00	AA–	3,599,712
1,570	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	AA–	1,569,859
1,225	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	1,228,112
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB+	733,920
8,950	Total Utilities			9,212,920
	Water and Sewer – 4.2% (2.8% of Total Investments)
2,500	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38	1/24 at 100.00	AA	2,807,575
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2014A, 5.000%, 7/01/44	1/25 at 100.00	AA–	2,794,525
1,045	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	1,171,633
2,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,224,580
1,300	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	1,430,442
2,030	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,301,573
1,645	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	1,665,447
13,020	Total Water and Sewer			14,395,775
$525,910	Total Municipal Bonds (cost $494,054,386)			513,862,468

Shares	Description (1)			Value
	COMMON STOCKS – 0.6% (0.4% of Total Investments)
	Airlines – 0.6% (0.4% of Total Investments)
44,607	American Airlines Group Inc., (7)			$1,889,999
	Total Common Stocks (cost $1,288,472)			1,889,999
	Total Long-Term Investments (cost $495,342,858)			515,752,467
	Floating Rate Obligations – (4.9)%			(16,810,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (48.5)% (8)			(167,000,000)
	Other Assets Less Liabilities – 3.6%			12,357,580
	Net Assets Applicable to Common Shares – 100%			$344,300,047

42	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.4%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	43

NMS
Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.7% (100.0% of Total Investments)
	Consumer Staples – 0.9% (0.6% of Total Investments)
$700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$773,017
	Education and Civic Organizations – 26.9% (17.6% of Total Investments)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43	No Opt. Call	BBB–	400,401
1,250	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,303,425
755	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	No Opt. Call	BBB–	784,543
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BBB–	1,063,820
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 100.00	BBB–	625,142
200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BBB–	210,476
1,425	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	BB	1,516,827
1,000	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20	8/18 at 100.00	BBB+	1,034,760
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
500	5.500%, 5/01/24	5/17 at 100.00	N/R	518,325
1,000	5.500%, 5/01/27	5/17 at 100.00	N/R	1,033,070
200	5.500%, 5/01/37	5/17 at 100.00	N/R	205,752
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 2012-7S, 3.250%, 5/01/36	No Opt. Call	Aa3	576,246
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X, 5.250%, 4/01/39	4/17 at 100.00	A2	1,065,110
2,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39	10/19 at 100.00	A2	2,211,599
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB+	717,493
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	493,470
500	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32	No Opt. Call	BB+	520,345
1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31	9/21 at 100.00	BBB–	1,254,671
1,680	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,695,506
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	525,240
1,875	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	1,883,456

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$360	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43	3/23 at 100.00	BBB–	$366,674
800	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	833,384
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	2,342,280
21,860	Total Education and Civic Organizations			23,182,015
	Health Care – 32.5% (21.3% of Total Investments)
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	6/17 at 100.00	N/R	1,021,020
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	408,880
230	4.000%, 4/01/31	4/22 at 100.00	BBB	232,808
	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
20	5.000%, 5/01/20	5/17 at 100.00	Baa1	21,391
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,057,990
2,210	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	Baa1	2,219,437
2,675	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A+	3,106,236
535	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	619,519
3,750	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	2/18 at 100.00	AA	3,967,838
35	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A, 5.750%, 11/15/26 – NPFG Insured	8/15 at 100.00	AA–	35,077
25	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	8/15 at 100.00	A+	25,112
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A, 4.400%, 12/01/33	12/20 at 100.00	N/R	719,003
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	249,281
190	4.750%, 12/01/27	12/20 at 100.00	N/R	197,788
160	5.000%, 12/01/28	12/20 at 100.00	N/R	166,725
310	5.400%, 12/01/33	12/20 at 100.00	N/R	326,092
500	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	551,645
2,215	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39	7/19 at 100.00	A	2,514,312
1,430	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A	1,481,051
3,000	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facilities Revenue Refunding Bonds, HealthPartners Obligated Group, Series 2015A, 4.000%, 7/01/35 (WI/DD, Settling 6/11/15)	2/25 at 100.00	A	2,951,100
1,625	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	1,836,900
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,003,490

Nuveen Investments	45

NMS	Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
$765	4.000%, 9/01/31	9/24 at 100.00	A	$781,310
630	5.000%, 9/01/34	9/24 at 100.00	A	696,522
1,750	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/30	11/15 at 100.00	BBB–	1,786,208
26,405	Total Health Care			27,976,735
	Housing/Multifamily – 7.9% (5.2% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments Project, Series 2010, 4.500%, 6/01/26	6/20 at 100.00	Aaa	1,810,925
955	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	10/15 at 100.00	Aa1	958,486
1,140	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, GNMA Collateralized Mortgage Loans – Seward Towers Project, Series 2003, 5.000%, 5/20/36	8/15 at 100.00	Aa1	1,143,762
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	377,106
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,844,177
655	Saint Paul Housing and Redevelopment Authority, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Selby Grotto Housing Project, Series 2001A, 5.500%, 9/20/44 (Alternative Minimum Tax)	8/15 at 100.00	Aa1	655,596
6,505	Total Housing/Multifamily			6,790,052
	Housing/Single Family – 7.9% (5.2% of Total Investments)
139	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	142,606
230	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.700%, 1/01/31	7/21 at 100.00	Aaa	245,401
2,825	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	2,855,849
10	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	10,059
265	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	273,448
690	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2009E, 5.100%, 1/01/40	7/19 at 100.00	AA+	722,851
700	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43	1/23 at 100.00	AA+	692,902
1,940	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.500%, 1/01/32	7/24 at 100.00	AA+	1,885,137
6,799	Total Housing/Single Family			6,828,253
	Industrials – 3.8% (2.5% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A:
580	4.850%, 12/01/17 (Alternative Minimum Tax)	6/16 at 100.00	A+	596,437
610	4.875%, 12/01/18 (Alternative Minimum Tax)	6/16 at 100.00	A+	625,012
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,475,236
600	4.750%, 6/01/39	6/21 at 100.00	A+	639,300
3,190	Total Industrials			3,335,985

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 14.4% (9.4% of Total Investments)
$485	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	$488,691
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 4.000%, 11/01/39	11/24 at 100.00	A3	382,215
500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	A3	527,845
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	7/20 at 100.00	N/R	891,144
425	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	8/15 at 100.00	N/R	425,242
700	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen – Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	704,067
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	1,380,617
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen, Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	754,553
1,000	Moorhead Economic Development Authority, Minnesota, Multifamily Revenue Bonds, Eventide Senior Housing, Series 2006A, 5.150%, 6/01/29	8/15 at 100.00	N/R	1,000,620
660	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen – Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	663,835
900	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	913,275
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48	5/23 at 100.00	N/R	514,960
1,271	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/17 at 100.00	N/R	1,297,734
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	102,460
385	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	387,144
330	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	359,462
1,000	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	1,066,180
520	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.250%, 11/01/28	8/15 at 101.00	N/R	521,794
12,131	Total Long-Term Care			12,381,838
	Materials – 3.1% (2.0% of Total Investments)
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	2,661,369
	Tax Obligation/General – 14.7% (9.6% of Total Investments)
1,600	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.750%, 2/01/24	2/18 at 100.00	Aa2	1,741,424
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/35	2/25 at 67.23	AA+	141,342
	Cloquet Independent School District 94, Carlton and Saint Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B:
785	5.000%, 2/01/27 (WI/DD, Settling 6/11/15)	2/25 at 100.00	Aa2	935,908
1,000	4.000%, 2/01/36 (WI/DD, Settling 6/11/15)	2/25 at 100.00	Aa2	1,025,800
1,000	Duluth Independent School District 709, Saint Louis County, Minnesota, General Obligation Bonds, Series 2015B, 3.000%, 2/01/28	2/25 at 100.00	Aa2	965,130

Nuveen Investments	47

NMS	Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2008D, 5.000%, 12/01/25	12/16 at 100.00	AAA	$1,067,570
245	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A, 5.000%, 2/01/35	2/23 at 100.00	Aa2	276,737
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30	2/24 at 100.00	AA+	1,607,820
1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,044,640
350	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 3.125%, 2/01/34	2/25 at 100.00	Aa2	332,413
350	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A, 3.500%, 2/01/27	2/24 at 100.00	Aa2	367,220
1,000	Waconia Independent School District, Minnesota, General Obligation Bonds, Series 2015, 5.000%, 2/01/37	2/25 at 100.00	Aa2	1,148,680
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2014A, 3.500%, 2/01/31	2/23 at 100.00	AAA	2,007,174
12,100	Total Tax Obligation/General			12,661,858
	Tax Obligation/Limited – 11.7% (7.7% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation, Series 2015A, 4.000%, 2/01/41	2/23 at 100.00	A+	1,030,630
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	996,336
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	122,063
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA	2,499,518
1,100	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2012B, 3.000%, 3/01/30	No Opt. Call	AA	1,040,655
590	Moorhead, Minnesota, Golf Course Revenue Refunding Bonds, Series 1998B, 5.875%, 12/01/21	8/15 at 100.00	N/R	590,212
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Facility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 5.000%, 12/01/32	12/17 at 100.00	AA+	535,335
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
450	5.000%, 9/01/26	No Opt. Call	N/R	476,649
130	5.000%, 3/01/29	No Opt. Call	N/R	136,520
	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G:
250	5.000%, 11/01/30	11/24 at 100.00	A+	285,475
800	3.750%, 11/01/33	11/24 at 100.00	A+	788,080
1,050	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	1,154,086
400	Washington County Housing and Redevelopment Authority, Minnesota, Municipal Facility Lease Revenue Bonds, Lower St. Croix Valley Fire Protection District Project, Series 2003, 5.125%, 2/01/24	8/15 at 100.00	Baa2	400,608
10,225	Total Tax Obligation/Limited			10,056,167
	Transportation – 1.6% (1.0% of Total Investments)
225	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	237,641
200	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A, 5.000%, 1/01/31	1/24 at 100.00	A	225,562
800	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A, 5.000%, 8/01/30	8/18 at 102.00	A+	890,632
1,225	Total Transportation			1,353,835

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 3.7% (2.4% of Total Investments) (4)
$65	Minnesota State, General Obligation Bonds, Series 2007, 5.000%, 8/01/25 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	$70,955
1,000	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 5.000%, 2/01/31 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	1,031,090
	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
700	5.750%, 5/01/25 (Pre-refunded 7/06/15)	7/15 at 100.00	BB+ (4)	703,927
500	5.875%, 5/01/30 (Pre-refunded 7/06/15)	7/15 at 100.00	BB+ (4)	502,870
900	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30 (Pre-refunded 7/06/15)	7/15 at 100.00	N/R (4)	905,283
3,165	Total U.S. Guaranteed			3,214,125
	Utilities – 18.6% (12.2% of Total Investments)
500	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 5.000%, 10/01/30	10/15 at 100.00	A2	506,860
10	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Series 2000A, 6.100%, 10/01/30	8/15 at 100.00	A2	10,044
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 4.000%, 10/01/33	10/24 at 100.00	A2	509,355
	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
300	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	329,697
1,000	5.000%, 1/01/20 – AGC Insured	1/18 at 100.00	AA	1,084,550
1,000	5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA	1,090,940
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
8,600	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	AA–	8,037,129
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	AA–	897,765
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	2,406,573
135	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	AA–	97,419
40	0.000%, 1/01/27 – NPFG Insured	No Opt. Call	AA–	27,862
1,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 4.000%, 1/01/40	1/24 at 100.00	Aa3	1,015,250
17,255	Total Utilities			16,013,444
	Water and Sewer – 5.0% (3.3% of Total Investments)
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Series 2009B:
1,800	0.000%, 10/01/21	4/19 at 89.45	AA+	1,517,850
1,800	0.000%, 10/01/22	4/19 at 85.14	AA+	1,440,450
1,800	0.000%, 10/01/23	4/19 at 80.85	AA+	1,362,834
5,400	Total Water and Sewer			4,321,134
$129,610	Total Long-Term Investments (cost $122,978,333)			131,549,827
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (51.2)% (5)			(44,100,000)
	Other Assets Less Liabilities – (1.5)%			(1,299,736)
	Net Assets Applicable to Common Shares – 100%			$86,150,091

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	49

NOM
Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.0% (100.0% of Total Investments)
	Consumer Staples – 3.9% (2.5% of Total Investments)
$1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,254,701
	Education and Civic Organizations – 21.0% (13.5% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	319,131
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	258,883
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	446,342
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	815,633
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	628,470
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	813,617
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	687,299
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	568,013
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/35	10/18 at 103.00	BBB–	780,038
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	622,100
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	650,094
250	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 3.125%, 6/01/29	No Opt. Call	A3	235,970
6,275	Total Education and Civic Organizations			6,825,590
	Health Care – 37.3% (23.9% of Total Investments)
525	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	AA–	590,074
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
760	5.000%, 6/01/27	6/17 at 100.00	B	720,526
560	5.000%, 6/01/36	6/17 at 100.00	B	507,892
930	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	BBB–	940,323
480	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	483,254
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	219,070
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	BBB+	340,972
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	560,580
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	245,310

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	$600,232
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,877,033
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	358,085
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	No Opt. Call	AA–	248,348
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	563,445
	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Luke’s Health System, Series 2010A:
40	5.250%, 11/15/25	11/20 at 100.00	A+	45,761
2,000	5.000%, 11/15/30	11/20 at 100.00	A+	2,219,220
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/32	11/25 at 100.00	A2	458,363
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	786,139
350	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007, 5.000%, 11/15/27	11/16 at 100.00	N/R	351,729
11,400	Total Health Care			12,116,356
	Housing/Single Family – 0.7% (0.5% of Total Investments)
155	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	157,114
80	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	80,021
235	Total Housing/Single Family			237,135
	Long-Term Care – 12.9% (8.2% of Total Investments)
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	250,330
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	BBB–	513,675
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	BBB–	483,403
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	No Opt. Call	BBB–	256,778
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	273,475
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB+	525,640
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	101,298
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	No Opt. Call	A–	265,028
425	5.000%, 9/01/42	9/22 at 100.00	A–	443,483
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	480,572
570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	BBB–	582,648
4,000	Total Long-Term Care			4,176,330
Nuveen Investments	51

NOM	Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 11.0% (7.0% of Total Investments)
$500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	$527,945
1,685	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,927,337
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA	565,745
500	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007, 5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA	534,430
3,185	Total Tax Obligation/General			3,555,457
	Tax Obligation/Limited – 22.9% (14.7% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	1,028,673
625	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/27 – AGM Insured	3/23 at 100.00	AA	668,844
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	270,440
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	463,187
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
180	4.875%, 3/01/33	3/23 at 100.00	BBB+	187,234
115	5.000%, 3/01/38	3/23 at 100.00	BBB+	119,638
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	538,175
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	327,534
475	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	480,391
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	365,375
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34	6/23 at 100.00	A	240,012
180	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	9/15 at 100.00	AA–	180,781
500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	8/15 at 100.00	N/R	490,670
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	274,515
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	253,155
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	613,218
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	8/15 at 100.00	N/R	340,071
400	5.500%, 11/01/27	8/15 at 100.00	N/R	400,096
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	8/15 at 100.00	N/R	200,184
8,375	Total Tax Obligation/Limited			7,442,193

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 12.9% (8.3% of Total Investments)
$335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	$378,423
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	1,126,420
2,500	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA	2,692,547
3,835	Total Transportation			4,197,390
	U.S. Guaranteed – 12.5% (8.0% of Total Investments) (4)
600	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	681,666
600	Chesterfield, Missouri, Certificates of Participation, Series 2005, 5.000%, 12/01/24 (Pre-refunded 12/01/15) – FGIC Insured	12/15 at 100.00	Aa1 (4)	614,466
110	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project Series 2006A, 4.125%, 1/01/21 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	A2 (4)	112,474
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/34 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	513,860
1,320	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	8/15 at 100.00	N/R (4)	1,557,151
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	588,010
3,630	Total U.S. Guaranteed			4,067,627
	Utilities – 13.3% (8.5% of Total Investments)
2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – BHAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	3,017,214
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/32	1/25 at 100.00	A–	392,441
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32	1/21 at 100.00	A2	435,288
425	5.000%, 1/01/37	1/21 at 100.00	A2	459,782
4,140	Total Utilities			4,304,725
	Water and Sewer – 7.6% (4.9% of Total Investments)
200	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2006C, 5.000%, 5/01/36 – NPFG Insured	5/17 at 100.00	AAA	213,608
2,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	2,263,000
2,200	Total Water and Sewer			2,476,608
$48,330	Total Long-Term Investments (cost $47,681,292)			50,654,112
	Floating Rate Obligations – (6.9)%			(2,225,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (55.4)% (6)			(18,000,000)
	Other Assets Less Liabilities – 6.3%			2,037,929
	Net Assets Applicable to Common Shares – 100%			$32,467,041

Nuveen Investments	53

NOM	Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.5%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

54	Nuveen Investments

NNC
Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.3% (100.0% of Total Investments)
	Education and Civic Organizations – 19.8% (13.4% of Total Investments)
$30	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	7/15 at 100.00	Aa3	$32,855
	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013:
2,950	5.000%, 4/01/33	4/22 at 100.00	A–	3,220,663
1,000	5.125%, 4/01/43	4/22 at 100.00	A–	1,083,470
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	5,580,249
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA	1,620,285
1,000	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2009B, 5.000%, 10/01/38	4/19 at 100.00	AA+	1,117,480
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	589,440
250	5.000%, 3/01/28	3/22 at 100.00	AA+	290,815
500	5.000%, 3/01/29	3/22 at 100.00	AA+	578,245
500	5.000%, 3/01/32	3/22 at 100.00	AA+	573,555
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A2	1,747,512
1,000	5.000%, 4/01/33	4/23 at 100.00	A2	1,118,730
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	4,751,821
2,500	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	2,535,825
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,271,611
290	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 – AMBAC Insured	8/15 at 100.00	A	291,122
10,200	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36	12/17 at 100.00	AAA	11,177,771
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	Aa3	2,356,509
1,175	5.000%, 4/01/33	4/24 at 100.00	Aa3	1,333,754
1,385	5.000%, 4/01/35	4/24 at 100.00	Aa3	1,565,313
800	University of North Carolina, Charlotte, General Revenue Bonds, Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	889,264
1,655	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Aa3	1,858,317
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28	10/19 at 100.00	A3	1,128,270
1,000	5.375%, 10/01/29	10/19 at 100.00	A3	1,128,990
44,325	Total Education and Civic Organizations			48,841,866
	Health Care – 26.2% (17.7% of Total Investments)
2,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	3,045,653
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,721,765

Nuveen Investments	55

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$4,950	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	$5,197,847
2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	2,230,260
2,225	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA	2,424,049
3,860	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A–	4,128,579
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 5.000%, 10/01/26	10/23 at 100.00	A+	564,320
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA	611,888
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	5,288,602
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	5,462,849
2,750	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,969,368
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	3,107,004
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	2,226,980
2,335	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, FirstHealth of the Carolinas Project, Refunding Series 2012A, 4.000%, 10/01/39	10/17 at 100.00	AA	2,347,352
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	2,182,860
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	No Opt. Call	A	3,224,040
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A, 5.000%, 10/01/27	No Opt. Call	A–	2,605,328
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	2,239,280
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	3,143,538
3,295	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	8/15 at 100.00	AA–	3,301,821
750	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	807,023
1,660	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006, 5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	AA–	1,730,600
59,615	Total Health Care			64,561,006
	Housing/Multifamily – 2.9% (1.9% of Total Investments)
3,875	Durham Housing Authority, North Carolina, Multifamily Housing Revenue Bonds, JFK Towers Project, Series 2012A, 5.000%, 12/01/47	No Opt. Call	A–	4,001,248
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003:
765	5.150%, 1/01/22 (Alternative Minimum Tax)	7/18 at 100.00	N/R	789,304
2,260	5.375%, 1/01/36 (Alternative Minimum Tax)	7/18 at 100.00	N/R	2,310,782
6,900	Total Housing/Multifamily			7,101,334

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 2.1% (1.4% of Total Investments)
$1,225	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	$1,238,304
2,165	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,284,097
1,630	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,644,116
5,020	Total Housing/Single Family			5,166,517
	Long-Term Care – 1.5% (1.0% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
700	5.400%, 10/01/27	10/16 at 100.00	N/R	722,414
1,500	5.500%, 10/01/31	10/16 at 100.00	N/R	1,543,200
900	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	903,618
450	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	463,329
3,550	Total Long-Term Care			3,632,561
	Materials – 0.6% (0.4% of Total Investments)
1,400	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,419,950
	Tax Obligation/General – 5.5% (3.7% of Total Investments)
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	Aa2	1,147,450
730	5.000%, 6/01/31	6/24 at 100.00	Aa2	835,178
	Durham, North Carolina, General Obligation Bonds, Series 2007:
2,820	5.000%, 4/01/21	4/17 at 100.00	AAA	3,034,630
1,475	5.000%, 4/01/22	4/17 at 100.00	AAA	1,589,785
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,191,582
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	5,712,866
12,175	Total Tax Obligation/General			13,511,491
	Tax Obligation/Limited – 18.4% (12.4% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,247,750
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,830,528
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	2,625,923
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,360,953
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series 2012B, 5.000%, 6/01/28	6/22 at 100.00	AA–	2,352,214
	Harnett County, North Carolina, Certificates of Participation, Series 2009:
1,000	5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA	1,107,030
500	5.000%, 6/01/29 – AGC Insured	6/19 at 100.00	AA	550,790
946	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,008,020

Nuveen Investments	57

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
$1,065	5.000%, 4/01/29	4/22 at 100.00	A1	$1,190,883
1,165	5.000%, 4/01/30	4/22 at 100.00	A1	1,296,622
1,000	5.000%, 4/01/31	4/22 at 100.00	A1	1,109,730
200	5.000%, 4/01/32	4/22 at 100.00	A1	221,300
	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C:
3,000	5.000%, 5/01/24	No Opt. Call	AA+	3,654,480
5,000	5.000%, 5/01/25	5/24 at 100.00	AA+	6,057,949
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	8,900,614
1,135	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	1,202,748
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,140,210
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,450,180
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,559,279
2,450	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA+	2,683,485
1,750	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	1,877,348
39,996	Total Tax Obligation/Limited			45,428,036
	Transportation – 23.6% (15.9% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	5,494,800
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	11,053
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	Aa3	3,400,526
3,000	5.000%, 7/01/28	7/24 at 100.00	Aa3	3,527,640
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2010B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	Aa3	1,521,422
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa3	1,555,958
10,000	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 HOT (High Occupancy Toll) Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	10,534,099
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	3,038,757
515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	569,291
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 – AGC Insured	1/19 at 100.00	AA	153,657
265	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA	296,209
1,650	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,839,899
7,335	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	8,196,422
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	81,461
4,355	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA	2,171,534
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	1,098,503
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,088,350
7,505	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	3,162,007
1,325	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	532,915
1,235	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A–	1,240,261

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
$2,490	5.000%, 5/01/26	No Opt. Call	Aa3	$2,848,983
4,125	5.000%, 5/01/36	5/20 at 100.00	Aa3	4,642,523
1,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2007, 5.000%, 5/01/37 – FGIC Insured (Alternative Minimum Tax)	5/17 at 100.00	AA+	1,056,680
63,195	Total Transportation			58,062,950
	U.S. Guaranteed – 14.8% (10.0% of Total Investments) (4)
	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
1,840	5.250%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	2,021,185
1,725	5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	1,894,861
3,100	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (4)	3,447,138
	Craven County, North Carolina, Certificates of Participation, Series 2007:
160	5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	173,690
3,000	5.000%, 6/01/27 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	3,256,680
400	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (4)	454,512
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	2,051,801
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007:
500	5.000%, 11/01/20 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	549,565
3,425	5.000%, 11/01/27 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	3,764,520
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	Aaa	4,870,714
2,010	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	2,081,677
2,250	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (4)	2,481,570
5,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (4)	5,423,599
	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006:
1,000	5.000%, 6/01/21 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,046,410
1,430	5.000%, 6/01/23 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,496,366
1,505	5.000%, 6/01/24 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,574,847
33,285	Total U.S. Guaranteed			36,589,135
	Utilities – 10.1% (6.8% of Total Investments)
5,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bond, Duke Energy Carolinas Project, Refunding Series 2008B, 4.625%, 11/01/40	11/20 at 100.00	Aa2	5,309,750
2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	2,573,500
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	1,566,922
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25	7/22 at 100.00	A–	4,040,540
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
100	6.000%, 1/01/22	No Opt. Call	A–	122,568
180	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	220,622

Nuveen Investments	59

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,100	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	$1,218,151
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A:
4,000	5.000%, 1/01/18	No Opt. Call	A	4,392,720
2,000	5.000%, 1/01/19	No Opt. Call	A	2,249,640
1,050	4.000%, 1/01/20	No Opt. Call	A	1,158,119
250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A	273,113
1,535	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2012B, 5.000%, 1/01/21	No Opt. Call	A	1,779,096
22,615	Total Utilities			24,904,741
	Water and Sewer – 22.8% (15.4% of Total Investments)
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/25	4/22 at 100.00	AA–	1,339,581
	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008:
425	5.000%, 8/01/28	8/18 at 100.00	AA+	471,559
1,005	5.000%, 8/01/35	8/18 at 100.00	AA+	1,105,480
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA+	2,431,914
1,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,100,950
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36	2/21 at 100.00	AA	4,298,110
1,250	5.000%, 2/01/41	2/21 at 100.00	AA	1,381,513
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	9,603,877
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA–	1,756,531
1,210	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	AA–	1,335,695
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
2,020	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	2,339,746
1,020	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA	1,176,346
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
600	5.625%, 6/01/30 – AGC Insured	6/21 at 100.00	AA	695,586
2,100	5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA	2,438,562
1,400	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	8/15 at 100.00	A+	1,405,488
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
550	5.000%, 3/01/30	3/22 at 100.00	AAA	637,555
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,848,240
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28	3/23 at 100.00	AAA	5,861,400
3,785	5.000%, 3/01/43	3/23 at 100.00	AAA	4,246,694
9,900	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37	6/17 at 100.00	AAA	10,614,680
50,140	Total Water and Sewer			56,089,507
$342,216	Total Long-Term Investments (cost $343,007,536)			365,309,094
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.7)% (5)			(125,000,000)
	Other Assets Less Liabilities – 2.4% (6)			6,009,943
	Net Assets Applicable to Common Shares – 100%			$246,319,037

60	Nuveen Investments

Investments in Derivatives as of May 31, 2015

Credit Default Swaps outstanding:

			Current					Unrealized
		Buy/Sell	Credit	Notional	Fixed Rate	Termination		Appreciation
Counterparty	Reference Entity	Protection (7)	Spread (8)	Amount	(Annualized)	Date	Value	(Depreciation)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	16.64%	$1,570,000	5.000%	12/20/19	$381,309	$43,394

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.2%.
(6)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)
The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	61

NPV
Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.5% (100.0% of Total Investments)
	Consumer Staples – 5.4% (3.6% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$700	5.250%, 6/01/32	6/17 at 100.00	B	$685,440
700	5.625%, 6/01/47	6/17 at 100.00	B	587,741
73,500	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	8/15 at 11.35	BB–	6,054,195
325	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/15 at 100.00	BBB	327,181
6,425	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	4,556,674
2,145	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	1,579,170
185	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/15 at 100.00	A3	184,991
83,980	Total Consumer Staples			13,975,392
	Education and Civic Organizations – 11.0% (7.4% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30	No Opt. Call	A1	1,632,652
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	B–	568,232
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,110,080
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,785,143
1,545	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	8/15 at 100.00	BBB–	1,533,752
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,890,875
8,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	9,367,425
3,570	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	No Opt. Call	Aa1	3,938,781
3,150	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	3,551,751
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	1,663,845
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	574,595
26,050	Total Education and Civic Organizations			28,617,131
	Health Care – 28.4% (19.1% of Total Investments)
5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	AA–	5,503,250

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
$1,545	5.000%, 9/01/27	9/17 at 100.00	A	$1,627,858
250	5.000%, 9/01/37	9/17 at 100.00	A	261,708
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,350,277
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A+	3,693,735
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	1,104,290
3,340	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 11733, 14.836%, 11/15/29 (IF)	5/19 at 100.00	AA+	4,568,986
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,786,798
	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007:
1,080	5.250%, 6/15/18	No Opt. Call	Baa1	1,171,919
2,500	5.250%, 6/15/23	No Opt. Call	Baa1	2,827,625
560	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	AA–	595,050
9,265	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	9,658,207
1,500	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	AA–	1,666,320
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,398,818
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
2,000	5.250%, 6/15/25	6/16 at 100.00	Baa1	2,044,940
2,000	5.250%, 6/15/26	6/16 at 100.00	Baa1	2,042,240
2,025	5.250%, 6/15/31	6/16 at 100.00	Baa1	2,059,425
7,395	5.250%, 6/15/37	6/16 at 100.00	Baa1	7,510,066
2,600	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,889,042
4,425	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	4,596,646
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	2,555,634
1,620	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	1,779,829
2,855	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,967,801
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	1,139,146
67,940	Total Health Care			73,799,610
	Housing/Multifamily – 2.0% (1.4% of Total Investments)
895	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory put 11/01/19) (Alternative Minimum Tax)	9/15 at 100.00	AA	897,363
400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	417,388
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	552,843

Nuveen Investments	63

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
$1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	$957,200
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	965,140
1,410	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,475,213
5,235	Total Housing/Multifamily			5,265,147
	Housing/Single Family – 6.7% (4.5% of Total Investments)
2,740	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,747,316
7,900	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	7,974,418
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5:
2,500	4.550%, 7/01/31	10/22 at 100.00	AAA	2,671,825
2,000	4.800%, 7/01/38	10/22 at 100.00	AAA	2,136,200
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
715	4.400%, 10/01/31	10/22 at 100.00	AAA	757,249
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,064,910
16,855	Total Housing/Single Family			17,351,918
	Long-Term Care – 7.4% (5.0% of Total Investments)
2,000	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Canterbury of the Blue Ridge, Series 2007, 5.000%, 1/01/31	1/17 at 100.00	N/R	2,034,120
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39	12/15 at 100.00	N/R	770,580
5,585	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	BBB	5,736,856
	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A:
1,000	4.750%, 10/01/26	10/16 at 100.00	A+	1,018,440
800	4.875%, 10/01/36	10/16 at 100.00	A+	811,032
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	855,286
3,590	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	3,605,868
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 4.625%, 12/01/27	12/22 at 100.00	N/R	1,004,090
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	1,493,700
1,000	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	1,007,160
1,000	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22	11/15 at 100.00	N/R	1,007,030
19,350	Total Long-Term Care			19,344,162
	Tax Obligation/General – 8.4% (5.7% of Total Investments)
1,440	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A	1,632,125
1,000	Chesterfield County, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 1/01/16	No Opt. Call	AAA	1,028,290
5,350	Chesterfield County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2014B, 4.000%, 1/01/16	No Opt. Call	AAA	5,469,894
1,505	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2011A, 5.000%, 4/01/16	No Opt. Call	AAA	1,565,260

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$6,050	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	$6,798,627
610	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 6.000%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	611,818
560	Puerto Rico, General Obligation Bonds, Series 2004A, 5.000%, 7/01/15 – AGM Insured	6/15 at 100.00	AA	560,504
1,295	Richmond, Virginia, General Obligation Bonds, Refunding & Improvement Series 2012B, 5.000%, 7/15/15	No Opt. Call	AA+	1,303,081
1,535	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/15	No Opt. Call	AAA	1,572,561
1,350	Virginia Beach, Virginia, General Obligation Bonds, Series 2004B, 5.000%, 5/01/16	No Opt. Call	AAA	1,409,292
20,695	Total Tax Obligation/General			21,951,452
	Tax Obligation/Limited – 21.6% (14.6% of Total Investments)
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
595	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	517,561
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	414,060
880	Cumberland County, Virginia, Certificates of Participation, Series 1997, 6.375%, 7/15/17	No Opt. Call	N/R	938,907
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	No Opt. Call	N/R	598,428
4,000	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27	No Opt. Call	AA	4,562,640
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,120,633
500	5.250%, 1/01/36	1/22 at 100.00	A	552,005
890	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	965,347
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CCC+	651,527
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
5,085	0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	CCC+	1,811,938
5,000	0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	CCC+	678,050
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	CCC+	2,264,460
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,830,100
5	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	5,166
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	AA–	790,506
95	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	No Opt. Call	N/R	96,795
3,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,253,770
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	1,099,130
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
600	5.000%, 10/01/32	10/22 at 100.00	BBB	649,698
1,280	5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,439,386
1,950	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,128,659
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A:
500	5.000%, 2/01/17	No Opt. Call	AA+	536,395
1,200	4.000%, 2/01/29	No Opt. Call	AA+	1,265,328

Nuveen Investments	65

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 4B, 13.271%, 2/01/28 (IF) (4)	2/19 at 100.00	AA+	$2,280,884
1,195	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2012A, 5.000%, 9/15/16	No Opt. Call	Aa1	1,266,425
8,510	Virginia Public Building Authority, Public Facilities Revenue Bonds, Refunding Series 2015B, 5.000%, 8/01/16 (WI/DD, Settling 6/09/15)	No Opt. Call	AA+	8,976,008
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2006, 5.000%, 8/01/15	No Opt. Call	AA+	2,016,760
5,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2007A, 5.000%, 8/01/15	No Opt. Call	AA+	5,041,900
5,260	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	No Opt. Call	AAA	5,996,505
1,365	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012B, 4.000%, 11/01/15	No Opt. Call	AAA	1,387,072
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	8/15 at 100.00	AA	95,381
1,000	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2006C, 5.000%, 5/15/23	No Opt. Call	AA+	1,042,590
72,090	Total Tax Obligation/Limited			56,274,014
	Transportation – 25.3% (17.0% of Total Investments)
1,000	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Refunding Bonds, Series 1998, 5.500%, 7/01/25 – NPFG Insured	No Opt. Call	AA–	1,173,400
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
2,000	0.000%, 7/15/32	7/28 at 100.00	BBB	1,462,880
4,125	0.000%, 7/15/40	7/28 at 100.00	BBB	2,876,940
1,000	0.000%, 7/15/40 – AGM Insured	7/28 at 100.00	AA	723,710
750	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	847,343
300	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2005A, 5.250%, 10/01/16 – NPFG Insured (Alternative Minimum Tax)	10/15 at 100.00	AA–	305,106
2,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2007B, 5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,624,750
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,380	5.250%, 10/01/22	No Opt. Call	AA–	1,555,508
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,332,048
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,891,232
420	5.000%, 10/01/35	10/20 at 100.00	AA–	476,200
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	6,943,009
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	2,574,960
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	4,986,721
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	427,032
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	1,608,911
3,000	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	3,355,200
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
2,000	5.125%, 7/01/49	No Opt. Call	BBB–	2,149,400
1,075	5.000%, 7/01/52	No Opt. Call	BBB–	1,137,587

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
$1,000	0.000%, 7/01/28	No Opt. Call	BBB–	$543,360
1,000	0.000%, 7/01/29	No Opt. Call	BBB–	515,770
2,000	0.000%, 7/01/30	No Opt. Call	BBB–	990,020
6,935	0.000%, 7/01/37	No Opt. Call	BBB–	2,381,756
15,285	0.000%, 7/01/45	No Opt. Call	BBB–	3,410,084
3,195	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	3,552,872
1,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,575,345
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	548,085
5,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,766,700
5,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,990,490
94,735	Total Transportation			65,726,419
	U.S. Guaranteed – 18.2% (12.2% of Total Investments) (5)
1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA (5)	2,049,005
1,000	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA (5)	1,124,980
1,000	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2005A, 5.000%, 7/01/18 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	1,004,220
2,300	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18 (Pre-refunded 5/15/16)	5/16 at 100.00	AA+ (5)	2,402,649
2,480	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	A1 (5)	2,485,282
1,270	James City County Economic Development Authority, Virginia, Lease Revenue Bonds, County Government Projects, Series 2005, 5.000%, 7/15/19 (Pre-refunded 7/15/15)	7/15 at 100.00	AA+ (5)	1,277,709
1,700	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/25 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA	1,814,937
145	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A3 (5)	164,156
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured	No Opt. Call	A2 (5)	868,642
1,000	Richmond, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 7/15/22 (Pre-refunded 7/15/19)	7/19 at 100.00	AA+ (5)	1,150,280
620	Richmond, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2005A, 5.000%, 7/15/17 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (5)	623,763
	Stafford County Economic Development Authority, Virginia, Public Project Lease Revenue Bonds, Series 2008:
4,000	5.000%, 4/01/33 – AGC Insured (Pre-refunded 4/01/18) (UB)	4/18 at 100.00	AA (5)	4,432,440
1,000	5.000%, 4/01/33 – AGC Insured (Pre-refunded 4/01/18) (UB)	4/18 at 100.00	AA (5)	1,085,770
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A:
710	5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A3 (5)	747,758
2,490	5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A3 (5)	2,622,418
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C:
50	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	53,549
60	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	64,258
105	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	112,598
190	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	203,484
2,100	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	2,161,698

Nuveen Investments	67

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Virginia Beach, Virginia, General Obligation Bonds, Series 2008:
$4,500	5.000%, 10/01/27 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	AAA	$4,936,995
4,500	5.000%, 10/01/26 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	AAA	4,936,995
1,820	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/22 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (5)	2,065,227
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 3B, 13.271%, 2/01/27 (Pre-refunded 2/01/19) (IF) (4)	2/19 at 100.00	AA+ (5)	2,338,693
30	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	33,698
2,540	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (5)	2,560,955
1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, 5.000%, 10/01/19 (Pre-refunded 10/01/18)	10/18 at 100.00	AAA	1,125,730
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (5)	3,012,600
43,735	Total U.S. Guaranteed			47,460,489
	Utilities – 2.7% (1.8% of Total Investments)
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,719,315
495	5.000%, 10/01/34	10/22 at 100.00	BBB	530,412
655	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	670,399
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB+	733,920
3,250	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	3,285,133
6,630	Total Utilities			6,939,179
	Water and Sewer – 11.4% (7.7% of Total Investments)
1,395	Fairfax County, Virginia, Sewer Revenue Bonds, Series 2012, 5.000%, 7/15/18	No Opt. Call	AAA	1,564,632
810	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	918,362
6,500	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	No Opt. Call	AA+	7,125,950
	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001:
1,265	5.500%, 11/15/17 – AGM Insured	No Opt. Call	AA	1,365,226
3,000	5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	3,399,330
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,459,840
700	Upper Occoquan Sewage Authority, Virginia, Regional Sewerage System Revenue Refunding Bonds, Series 2004, 5.000%, 7/01/15 – NPFG Insured	No Opt. Call	AAA	703,024
3,300	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	3,350,787
3,025	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/15	No Opt. Call	AAA	3,074,943

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34	11/22 at 63.13	AA	$485,260
3,050	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.193%, 10/01/15 (IF)	No Opt. Call	AAA	4,105,696
24,045	Total Water and Sewer			29,553,050
$484,340	Total Long-Term Investments (cost $365,637,981)			386,257,963
	Floating Rate Obligations – (3.6)%			(9,250,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (49.2)% (6)			(128,000,000)
	Other Assets Less Liabilities – 4.3%			11,095,889
	Net Assets Applicable to Common Shares – 100%			$260,103,852

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.1%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
	Assets and Liabilities	May 31, 2015

	Georgia	Maryland		Minnesota
	Dividend	Premium		Municipal
	Advantage 2	Income		Income
	(NKG )	(NMY	)	(NMS	)
Assets
Long-term investments, at value (cost $212,148,687, $495,342,858 and $122,978,333, respectively)	$222,546,304	$515,752,467		$131,549,827
Cash	357,713	—		2,479,630
Credit default swaps premiums paid	195,243	—		—
Unrealized appreciation on credit default swaps	25,771	—		—
Receivable for:
Interest	3,328,478	8,841,882		1,464,901
Investments sold	—	10,635,000		101,645
Deferred offering costs	105,610	122,109		198,421
Other assets	4,842	18,376		4,659
Total assets	226,563,961	535,369,834		135,799,083
Liabilities
Cash overdraft	—	4,278,239		—
Floating rate obligations	3,245,000	16,810,000		—
Payable for:
Common share dividends	543,435	1,264,600		371,853
Common shares repurchased and retired	—	43,645		—
Interest	66,020	149,842		39,569
Investments purchased	—	1,026,655		4,917,858
Offering costs	47,791	41,803		48,530
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	75,000,000	167,000,000		44,100,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—	—		—
Accrued expenses:
Management fees	117,523	267,610		77,585
Trustees fees	821	15,229		481
Other	102,319	172,164		93,116
Total liabilities	79,122,909	191,069,787		49,648,992
Net assets applicable to common shares	$147,441,052	$344,300,047		$86,150,091
Common shares outstanding	10,548,790	23,600,566		5,570,806
Net asset value (“NAV”) per common share outstanding	$13.98	$14.59		$15.46
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$105,488	$236,006		$55,708
Paid-in surplus	142,401,329	332,245,476		78,358,514
Undistributed (Over-distribution of) net investment income	(54,818)	1,441,767		310,849
Accumulated net realized gain (loss)	(5,434,335)	(10,032,811)		(1,146,474)
Net unrealized appreciation (depreciation)	10,423,388	20,409,609		8,571,494
Net assets applicable to common shares	$147,441,052	$344,300,047		$86,150,091
Authorized shares:
Common	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited		Unlimited

See accompanying notes to financial statements.

70	Nuveen Investments

			North
	Missouri		Carolina	Virginia
	Premium		Premium	Premium
	Income		Income	Income
	(NOM	)	(NNC )	(NPV	)
Assets
Long-term investments, at value (cost $47,681,292, $343,007,536 and $365,637,981, respectively)	$50,654,112		$365,309,094	$386,257,963
Cash	48,741		—	122,062
Credit default swaps premiums paid	—		337,915	—
Unrealized appreciation on credit default swaps	—		43,394	—
Receivable for:
Interest	650,288		5,344,132	5,375,279
Investments sold	1,954,688		5,891,621	15,375,000
Deferred offering costs	178,350		87,211	427,749
Other assets	400		14,492	114,415
Total assets	53,486,579		377,027,859	407,672,468
Liabilities
Cash overdraft	—		4,504,811	—
Floating rate obligations	2,225,000		—	9,250,000
Payable for:
Common share dividends	134,824		783,170	1,018,781
Common shares repurchased and retired	—		—	—
Interest	15,386		112,158	—
Investments purchased	460,727		—	8,957,155
Offering costs	128,118		—	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	18,000,000		125,000,000	—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—	128,000,000
Accrued expenses:
Management fees	26,275		189,267	204,248
Trustees fees	187		10,916	11,355
Other	29,021		108,500	127,077
Total liabilities	21,019,538		130,708,822	147,568,616
Net assets applicable to common shares	$32,467,041		$246,319,037	$260,103,852
Common shares outstanding	2,333,861		16,441,009	17,933,247
Net asset value (“NAV”) per common share outstanding	$13.91		$14.98	$14.50
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$23,339		$164,410	$179,332
Paid-in surplus	30,769,781		224,334,631	251,079,605
Undistributed (Over-distribution of) net investment income	135,841		(306,611)	1,017,493
Accumulated net realized gain (loss)	(1,434,740)		(218,345)	(12,792,560)
Net unrealized appreciation (depreciation)	2,972,820		22,344,952	20,619,982
Net assets applicable to common shares	$32,467,041		$246,319,037	$260,103,852
Authorized shares:
Common	Unlimited		Unlimited	Unlimited
Preferred	Unlimited		Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Operations

	Georgia Dividend Advantage 2 (NKG)	Maryland Premium Income (NMY)	Minnesota Municipal Income (NMS)
	Year	Year	Eleven Months	Ten Months
	Ended	Ended	Ended	Ended
	5/31/15	5/31/15	5/31/15	6/30/14
Investment Income	$9,487,099	$21,676,577	$5,151,432	$3,794,393
Expenses
Management fees	1,393,923	3,185,053	614,282	269,915
Interest expense and amortization of offering costs	794,659	1,821,558	448,725	92,504
Administrative fees	—	—	50,724	154,237
Liquidity fees	—	—	—	—
Remarketing fees	—	—	—	—
Custodian fees	41,785	86,101	25,267	11,639
Trustees fees	7,097	16,121	21,281	52,513
Professional fees	42,234	40,457	69,503	97,551
Shareholder reporting expenses	22,388	38,623	29,570	17,504
Shareholder servicing agent fees	32,956	56,007	23,403	31,538
Shelf offering expenses	—	—	—	—
Stock exchange listing fees	21,602	61,230	5,613	8,682
Investor relations expenses	21,357	43,500	9,395	—
Other	29,435	68,215	31,951	108,059
Total expenses before expense reimbursement	2,407,436	5,416,865	1,329,714	844,142
Expense reimbursement	—	—	—	—
Net expenses	2,407,436	5,416,865	1,329,714	844,142
Net investment income (loss)	7,079,663	16,259,712	3,821,718	2,950,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(187,934)	(107,770)	461,955	(616,939)
Swaps	(26,267)	—	—	—
Change in net unrealized appreciation depreciation of:
Investments	(178,872)	(2,597,396)	(609,648)	5,934,559
Swaps	25,771	—	—	—
Net realized and unrealized gain (loss)	(367,302)	(2,705,166)	(147,693)	5,317,620
Distributions to Preferred Shareholders
From net investment income	—	—	—	(22,615)
Net increase (decrease) in net assets applicable to common shares from operations	$6,712,361	$13,554,546	$3,674,025	$8,245,256

See accompanying notes to financial statements.

72	Nuveen Investments

		North
	Missouri	Carolina	Virginia
	Premium	Premium	Premium
	Income	Income	Income
	(NOM)	(NNC)	(NPV)
	Year	Year	Year
	Ended	Ended	Ended
	5/31/15	5/31/15	5/31/15
Investment Income	$2,369,167	$13,852,569	$17,208,712
Expenses
Management fees	312,740	2,247,549	2,421,391
Interest expense and amortization of offering costs	473,979	1,289,009	225,842
Administrative fees	—	—	—
Liquidity fees	—	—	1,189,608
Remarketing fees	—	—	129,779
Custodian fees	16,119	64,341	67,058
Trustees fees	1,812	11,598	12,172
Professional fees	28,907	33,891	56,791
Shareholder reporting expenses	13,626	30,532	35,553
Shareholder servicing agent fees	21,966	36,492	12,696
Shelf offering expenses	—	—	170,740
Stock exchange listing fees	24,147	52,435	8,462
Investor relations expenses	5,552	34,743	35,699
Other	25,914	29,329	81,774
Total expenses before expense reimbursement	924,762	3,829,919	4,447,565
Expense reimbursement	—	—	(85,370)
Net expenses	924,762	3,829,919	4,362,195
Net investment income (loss)	1,444,405	10,022,650	12,846,517
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(503,022)	(264,727)	(5,277,985)
Swaps	—	(46,000)	—
Change in net unrealized appreciation depreciation of:
Investments	109,671	2,100,259	6,376,290
Swaps	—	43,394	—
Net realized and unrealized gain (loss)	(393,351)	1,832,926	1,098,305
Distributions to Preferred Shareholders
From net investment income	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	$1,051,054	$11,855,576	$13,944,822

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of
Changes in Net Assets

	Georgia Dividend Advantage 2 (NKG)		Maryland Premium Income (NMY)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/15	5/31/14	5/31/15	5/31/14
Operations
Net investment income (loss)	$7,079,663	$5,746,078	$16,259,712	$14,563,755
Net realized gain (loss) from:
Investments	(187,934)	(1,923,769)	(107,770)	(7,174,244)
Swaps	(26,267)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(178,872)	(3,375,095)	(2,597,396)	(13,432,561)
Swaps	25,771	—	—	—
Distributions to Preferred Shareholders:
From net investment income	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	6,712,361	447,214	13,554,546	(6,043,050)
Distributions to Common Shareholders
From net investment income	(6,778,652)	(6,772,323)	(15,914,760)	(16,109,148)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(6,778,652)	(6,772,323)	(15,914,760)	(16,109,148)
Capital Share Transactions
Common shares:
Issued in the Mergers	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	(6,349,466)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(6,349,466)	—
Net increase (decrease) in net assets applicable to common shares	(66,291)	(6,325,109)	(8,709,680)	(22,152,198)
Net assets applicable to common shares at the beginning of period	147,507,343	153,832,452	353,009,727	375,161,925
Net assets applicable to common shares at the end of period	$147,441,052	$147,507,343	$344,300,047	$353,009,727
Undistributed (Over-distribution of) net investment income at the end of period	$(54,818)	$(312,492)	$1,441,767	$1,590,108

See accompanying notes to financial statements.

74	Nuveen Investments

	Minnesota Municipal Income (NMS)			Missouri Premium Income (NOM)
	Eleven Months	Ten Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	5/31/15	6/30/14	8/31/13	5/31/15	5/31/14
Operations
Net investment income (loss)	$3,821,718	$2,950,251	$3,742,771	$1,444,405	$1,523,906
Net realized gain (loss) from:
Investments	461,955	(616,939)	400,865	(503,022)	(762,358)
Swaps	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(609,648)	5,934,559	(8,325,178)	109,671	(33,876)
Swaps	—	—	—	—	—
Distributions to Preferred Shareholders:
From net investment income	—	(22,615)	(64,655)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	3,674,025	8,245,256	(4,246,197)	1,051,054	727,672
Distributions to Common Shareholders
From net investment income	(4,040,464)	(3,068,590)	(3,682,308)	(1,707,170)	(1,704,949)
From accumulated net realized gains	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,040,464)	(3,068,590)	(3,682,308)	(1,707,170)	(1,704,949)
Capital Share Transactions
Common shares:
Issued in the Mergers	22,239,676	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	51,510	38,396
Cost of shares repurchased and retired	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	22,239,676	—	—	51,510	38,396
Net increase (decrease) in net assets applicable to common shares	21,873,237	5,176,666	(7,928,505)	(604,606)	(938,881)
Net assets applicable to common shares at the beginning of period	64,276,854	59,100,188	67,028,693	33,071,647	34,010,528
Net assets applicable to common shares at the end of period	$86,150,091	$64,276,854	$59,100,188	$32,467,041	$33,071,647
Undistributed (Over-distribution of) net investment income at the end of period	$310,849	$456,615	$597,569	$135,841	$245,371

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of Changes in Net Assets (continued)

	North Carolina Premium Income (NNC)		Virginia Premium Income (NPV)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/15	5/31/14	5/31/15	5/31/14
Operations
Net investment income (loss)	$10,022,650	$8,942,805	$12,846,517	$12,751,003
Net realized gain (loss) from:
Investments	(264,727)	1,220,196	(5,277,985)	(7,575,431)
Swaps	(46,000)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	2,100,259	(2,283,539)	6,376,290	(8,340,683)
Swaps	43,394	—	—	—
Distributions to Preferred Shareholders:
From net investment income	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	11,855,576	7,879,462	13,944,822	(3,165,111)
Distributions to Common Shareholders
From net investment income	(10,159,312)	(9,988,679)	(13,408,689)	(12,992,638)
From accumulated net realized gains	(466,996)	—	—	(139,879)
Decrease in net assets applicable to common shares from distributions to common shareholders	(10,626,308)	(9,988,679)	(13,408,689)	(13,132,517)
Capital Share Transactions
Common shares:
Issued in the Mergers	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(1,401,812)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,401,812)	—	—	—
Net increase (decrease) in net assets applicable to common shares	(172,544)	(2,109,217)	536,133	(16,297,628)
Net assets applicable to common shares at the beginning of period	246,491,581	248,600,798	259,567,719	275,865,347
Net assets applicable to common shares at the end of period	$246,319,037	$246,491,581	$260,103,852	$259,567,719
Undistributed (Over-distribution of) net investment income at the end of period	$(306,611)	$(59,753)	$1,017,493	$1,555,348

See accompanying notes to financial statements.

76	Nuveen Investments

Statement of
Cash Flows

	Georgia Dividend Advantage 2 (NKG)	Maryland Premium Income (NMY)	Minnesota Municipal Income (NMS)
	Year	Year	Eleven Months	Ten Months
	Ended	Ended	Ended	Ended
	5/31/15	5/31/15	5/31/15	6/30/14
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$6,712,361	$13,554,546	$3,674,025	$8,267,871
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(17,866,589)	(122,640,984)	(17,638,539)	(7,502,193)
Proceeds from sales and maturities of investments	16,089,514	135,112,851	16,218,153	8,170,662
Proceeds from (Purchase of) short-term investments, net	—	—	181,287	68,660
Proceeds from (Payments for) swap contracts, net	(26,267)	—	—	—
Investment transaction adjustments, net	—	61,402	55,127	—
Taxes paid on undistributed capital gains	—	(384)	(200)	—
Amortization (Accretion) of premiums and discounts, net	1,192,611	3,224,854	(671,136)	(570,451)
Amortization of deferred offering costs	52,659	60,889	67,081	—
(Increase) Decrease in:
Credit default swaps premiums paid	(195,243)	—	—	—
Receivable for interest	59,633	116,475	(37,706)	15,132
Receivable for investments sold	—	(9,490,873)	(101,645)	—
Other assets	13,680	47,626	27,288	35,543
Increase (Decrease) in:
Payable for common shares repurchased and retired	—	43,645	—	—
Payable for interest	30,206	68,567	39,569	—
Payable for investments purchased	—	1,026,655	4,267,858	—
Accrued management fees	(344)	(4,117)	50,873	—
Accrued Trustees fees	(1,588)	3,174	481	—
Accrued other expenses	(31,468)	(23,245)	(85,702)	9,786
Net realized gain (loss) from:
Investments	187,934	107,770	(461,955)	616,939
Paydowns	(690)	—	—	—
Swaps	26,267	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	178,872	2,597,396	609,648	(5,934,559)
Swaps	(25,771)	—	—	—
Net cash provided by (used in) operating activities	6,395,777	23,866,247	6,194,507	3,177,390
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	—	(78,775)	(85,851)
Increase (Decrease) in:
Cash overdraft	—	3,694,351	(16,021)	—
Floating rate obligations	—	(5,125,000)	—	—
Payable for offering costs	(112,209)	(143,197)	48,530	—
Remarketed preferred shares, at liquidation value	—	—	—	(31,100,000)
MTP Shares, at liquidation value	—	—	—	—
VMTP Shares, at liquidation value	—	—	—	31,100,000
Cash distributions paid to common shareholders	(6,778,351)	(15,942,935)	(3,668,611)	(3,091,539)
Cost of common shares repurchased and retired	—	(6,349,466)	—	—
Net cash provided by (used in) financing activities	(6,890,560)	(23,866,247)	(3,714,877)	(3,177,390)
Net Increase (Decrease) in Cash	(494,783)	—	2,479,630	—
Cash at the beginning of period	852,496	—	—	—
Cash at the end of period	$357,713	$—	$2,479,630	$—

Supplemental Disclosure of Cash Flow Information*	Georgia Dividend Advantage 2 (NKG)	Maryland Premium Income (NMY)	Minnesota Municipal Income (NMS)
Cash paid for interest (excluding amortization of offering costs)	$695,942	$1,666,999	$341,791	$53,807
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	—	—

*
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Mergers for more information of the non-cash activities related to Minnesota Municipal Income’s (NMS) Merger.

See accompanying notes to financial statements.

Nuveen Investments	77

Statement of Cash Flows (continued)

	Missouri	North Carolina	Virginia
	Premium	Premium	Premium
	Income	Income	Income
	(NOM)	(NNC)	(NPV)
	Year	Year	Year
	Ended	Ended	Ended
	5/31/15	5/31/15	5/31/15
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$1,051,054	$11,855,576	$13,944,822
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(4,173,458)	(43,580,081)	(66,186,184)
Proceeds from sales and maturities of investments	4,783,985	43,802,990	71,621,219
Proceeds from (Purchase of) short-term investments, net	—	—	—
Proceeds from (Payments for) swap contracts, net	—	(46,000)	—
Investment transaction adjustments, net	—	—	—
Taxes paid on undistributed capital gains	—	(41,917)	—
Amortization (Accretion) of premiums and discounts, net	72,961	2,702,657	171,761
Amortization of deferred offering costs	153,235	26,477	2,399
(Increase) Decrease in:
Credit default swaps premiums paid	—	(337,915)	—
Receivable for interest	12,126	478,101	489,180
Receivable for investments sold	(171,535)	3,924,589	(12,514,633)
Other assets	8,634	40,459	126,306
Increase (Decrease) in:
Payable for common shares repurchased and retired	—	—	—
Payable for interest	(15,904)	112,158	—
Payable for investments purchased	(330,033)	—	6,280,234
Accrued management fees	(228)	(1,521)	306
Accrued Trustees fees	(362)	2,188	2,413
Accrued other expenses	(12,212)	(62,963)	(108,573)
Net realized gain (loss) from:
Investments	503,022	264,727	5,277,985
Paydowns	—	—	—
Swaps	—	46,000	—
Change in net unrealized appreciation (depreciation) of:
Investments	(109,671)	(2,100,259)	(6,376,290)
Swaps	—	(43,394)	—
Net cash provided by (used in) operating activities	1,771,614	17,041,872	12,730,945
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(200,000)	—	—
Increase (Decrease) in:
Cash overdraft	(115,500)	(4,951,496)	—
Floating rate obligations	—	—	—
Payable for offering costs	128,118	(35,979)	—
Remarketed preferred shares, at liquidation value	—	—	—
MTP Shares, at liquidation value	(17,880,000)	—	—
VMTP Shares, at liquidation value	18,000,000	—	—
Cash distributions paid to common shareholders	(1,655,491)	(10,652,585)	(13,417,376)
Cost of common shares repurchased and retired	—	(1,401,812)	—
Net cash provided by (used in) financing activities	(1,722,873)	(17,041,872)	(13,417,376)
Net Increase (Decrease) in Cash	48,741	—	(686,431)
Cash at the beginning of period	—	—	808,493
Cash at the end of period	$48,741	$—	$122,062

	Missouri		North Carolina		Virginia
	Premium		Premium		Premium
	Income		Income		Income
Supplemental Disclosure of Cash Flow Information	(NOM	)	(NNC	)	(NPV	)
Cash paid for interest (excluding amortization of offering costs)	$336,648		$1,131,233		$211,003
Non-cash financing activities not included herein consists of reinvestments of common share distributions	51,510		—		—

See accompanying notes to financial statements.

78	Nuveen Investments

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Nuveen Investments	79

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Shareholders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Shares Repurchased and Retired	Ending NAV	Ending Share Price
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2015	$13.98	$0.67	$(0.03)	$—		$—		$0.64	$(0.64)	$—	$(0.64)	$—	$13.98	$12.81
2014	14.58	0.54	(0.50)	—		—		0.04	(0.64)	—	(0.64)	—	13.98	12.98
2013	14.71	0.60	(0.06)	—		—		0.54	(0.67)	—	(0.67)	—	14.58	13.39
2012	13.78	0.61	1.01	—		—		1.62	(0.69)	—	(0.69)	—	14.71	14.73
2011	14.21	0.65	(0.36)	—		—		0.29	(0.72)	—	(0.72)	—	13.78	13.92

Maryland Premium Income (NMY)
Year Ended 5/31:
2015	14.64	0.68	(0.10)	—		—		0.58	(0.67)	—	(0.67)	0.04	14.59	12.53
2014	15.56	0.60	(0.85)	—		—		(0.25)	(0.67)	—	(0.67)	—	14.64	12.91
2013	15.68	0.58	0.07	—		—		0.65	(0.77)	—	(0.77)	—	15.56	13.82
2012	14.37	0.68	1.40	—		—		2.08	(0.77)	—	(0.77)	—	15.68	15.64
2011	14.77	0.80	(0.43)	(0.01)		—		0.36	(0.76)	—	(0.76)	—	14.37	14.00

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Georgia Dividend Advantage 2 (NKG) for any fees and expenses.

80	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)			Ratios to Average Net Assets After Reimbursement(c)(d)

	Based				Net			Net
Based	on	Ending			Investment			Investment	Portfolio
on	Share	Net			Income			Income	Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(e)	(Loss)	Expenses	(e)	(Loss)	Rate	(f)

4.65%	3.76%	$147,441	1.62%		4.77%	N/A		N/A	7%
0.56	2.17	147,507	3.03		4.04	N/A		N/A	20
3.68	(4.83)	153,832	2.66		4.09	N/A		N/A	18
12.04	11.12	67,039	2.95		4.30	N/A		N/A	11
2.13	4.84	62,777	2.79		4.64	2.75%		4.68%	4

4.28	2.29	344,300	1.55		4.65	N/A		N/A	23
(1.38)	(1.43)	353,010	2.87		4.25	N/A		N/A	20
4.18	(7.10)	375,162	2.58		4.12	N/A		N/A	17
14.82	17.69	167,208	2.91		4.54	N/A		N/A	7
2.53	2.32	153,082	2.10		5.48	N/A		N/A	6

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2015	0.54%
2014	1.89
2013	1.51
2012	1.56
2011	1.60

Maryland Premium Income (NMY)
Year Ended 5/31:
2015	0.52%
2014	1.81
2013	1.46
2012	1.56
2011	1.00

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Preferred Shareholders	(a)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Minnesota Municipal Income (NMS)
Year Ended 5/31:
2015(f)	$15.50	$0.74	$0.03	$—	$—		$0.77	$(0.81)	$—	$(0.81)	$15.46	$14.95
Year Ended 6/30:
2014(g)	14.25	0.71	1.29	(0.01)	—		1.99	(0.74)	—	(0.74)	15.50	16.48
Year Ended 8/31:
2013	16.16	0.90	(1.90)	(0.02)	—		(1.02)	(0.89)	—	(0.89)	14.25	14.82
2012	14.56	0.90	1.56	(0.02)	—		2.44	(0.84)	—	(0.84)	16.16	17.52
2011	15.28	0.88	(0.71)	(0.03)	—		0.14	(0.86)	—	(0.86)	14.56	15.37
2010	13.39	0.92	1.91	(0.03)	—		2.80	(0.91)	—	(0.91)	15.28	15.70

Missouri Premium Income (NOM)
Year Ended 5/31:
2015	14.19	0.62	(0.17)	—	—		0.45	(0.73)	—	(0.73)	13.91	15.27
2014	14.61	0.65	(0.34)	—	—		0.31	(0.73)	—	(0.73)	14.19	15.08
2013	14.62	0.66	0.06	—	—		0.72	(0.73)	—	(0.73)	14.61	16.04
2012	13.19	0.69	1.52	—	—		2.21	(0.78)	—	(0.78)	14.62	16.90
2011	13.55	0.78	(0.35)	(0.01)	—		0.42	(0.78)	—	(0.78)	13.19	13.88
(a)
The amounts shown are based on common share equivalents. Represents distributions paid on Remarketed Preferred Shares (“RPS”) and ARPS for Minnesota Municipal Income (NMS) and Missouri Premium Income (NOM), respectively.

(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

82	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Share
Common Share Total Returns			Ratios to Average Net Assets(c)
	Based				Net
Based	on	Ending			Investment		Portfolio
on	Share	Net			Income		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	(Loss)		Rate	(e)

5.02%	(4.37)%	$86,150	1.80	%*	5.19	%*	14%

14.33	16.61	64,277	1.64	*	5.75	*	8

(6.77)	(10.99)	59,100	1.35		5.68		11
17.25	19.91	67,029	1.42		5.82		6
1.30	3.73	60,408	1.46		6.25		10
21.66	12.86	63,358	1.29		6.46		16

3.21	6.50	32,467	2.80		4.38		8
2.52	(0.83)	33,072	2.86		4.85		21
4.98	(0.67)	34,011	2.77		4.45		12
17.16	28.21	33,979	2.95		4.93		13
3.22	(11.29)	30,595	2.30		5.90		11

(c)
Ratios do not reflect the effect of dividend payments to RPS and ARPS shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, during periods when RPS and ARPS were outstanding. For the years ended June 30, 2014 and prior, Minnesota Municipal Income’s (NMS) includes the RPS of Minnesota Municipal Income Portfolio (MXA).

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Minnesota Municipal Income (NMS)
Year Ended 5/31:
2015(f)	0.61	%*
Year Ended 6/30:
2014(g)	0.18	*
Year Ended 8/31:
2013	—
2012	—
2011	—
2010	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2015	1.44%
2014	1.51
2013	1.45
2012	1.55
2011	0.93

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the eleven months ended May 31, 2015.
(g)	For the ten months ended June 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Shareholders (a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired	Ending NAV	Ending Share Price
North Carolina Premium Income (NNC)
Year Ended 5/31:
2015	$14.90	$0.61	$0.11	$—	$—		$0.72	$(0.62)	$(0.03)	$(0.65)	$0.01	$14.98	$12.95
2014	15.02	0.54	(0.06)	—	—		0.48	(0.60)	—	(0.60)	—	14.90	13.24
2013	15.30	0.56	(0.17)	—	—		0.39	(0.67)	—	(0.67)	—	15.02	13.88
2012	14.34	0.57	1.10	—	—		1.67	(0.71)	—	(0.71)	—	15.30	15.97
2011	14.72	0.69	(0.32)	(0.01)	—		0.36	(0.74)	—	(0.74)	—	14.34	14.41

Virginia Premium Income (NPV)
Year Ended 5/31:
2015	14.47	0.72	0.06	—	—		0.78	(0.75)	—	(0.75)	—	14.50	13.39
2014	15.38	0.71	(0.89)	—	—		(0.18)	(0.72)	(0.01)	(0.73)	—	14.47	13.39
2013	15.60	0.66	(0.10)	—	—		0.56	(0.76)	(0.02)	(0.78)	—	15.38	14.32
2012	14.42	0.68	1.32	—	—		2.00	(0.80)	(0.02)	(0.82)	—	15.60	17.05
2011	14.73	0.77	(0.27)	(0.01)	—		0.49	(0.80)	—	(0.80)	—	14.42	14.92

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

84	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
	Based				Net
Based	on	Ending			Investment		Portfolio
on	Share	Net			Income		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	(Loss)		Rate	(f)

4.91%	2.72%	$246,319	1.54%		4.03%		12%
3.54	0.10	246,492	2.81		3.85		17
2.50	(9.16)	248,601	2.72		3.88		17
11.88	16.23	97,497	3.28		3.85		18
2.57	(1.27)	91,256	2.49		4.77		10

5.45	5.72	260,104	1.67	(e)	4.91	(e)	17
(0.79)	(0.93)	259,568	2.25		5.15		19
3.56	(11.76)	275,865	2.57		4.19		21
14.26	20.61	141,099	2.78		4.49		12
3.48	(0.58)	130,032	2.11		5.36		12

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

North Carolina Premium Income (NNC)
Year Ended 5/31:
2015	0.52%
2014	1.70
2013	1.60
2012	1.71
2011	1.29

Virginia Premium Income (NPV)
Year Ended 5/31:
2015	0.59%
2014	1.18
2013	1.44
2012	1.41
2011	.93

(e)
During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 Fund Shares, Common Shares Equity Shelf Programs and Offering Costs. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net Investment
Virginia Premium Income (NPV)	Expenses	Income (Loss)
Year Ended 5/31:
2015	1.70%	4.88%

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2015	$—	$—	$75,000	$296,588
2014	—	—	75,000	296,676
2013	74,945	30.53	—	—
2012	32,265	30.78	—	—
2011	32,265	29.46	—	—

Maryland Premium Income (NMY)
Year Ended 5/31:
2015	—	—	167,000	306,168
2014	—	—	167,000	311,383
2013	166,144	32.58	—	—
2012	74,593	32.42	—	—
2011	74,593	30.52	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013		2012	2011
Georgia Dividend Advantage 2 (NKG)
Series 2015 (NKG PRC)
Ending Market Value per Share	$—		$10.08		$10.10	$10.06
Average Market Value per Share	10.03	Δ	10.08		10.07	10.02
Series 2015-1 (NKG PRD)(b)
Ending Market Value per Share	—		10.10		—	—
Average Market Value per Share	10.04	Δ	10.07	Ω	—	—
Series 2015-2 (NKG PRE)(b)
Ending Market Value per Share	—		10.12		—	—
Average Market Value per Share	10.03	Δ	10.07	Ω	—	—

Maryland Premium Income (NMY)
Series 2015 (NMY PRC)
Ending Market Value per Share	—		10.06		10.06	10.09
Average Market Value per Share	10.04	Δ	10.09		10.10	10.04
Series 2016 (NMY PRD)
Ending Market Value per Share	—		10.16		10.11	10.10
Average Market Value per Share	10.07	Δ	10.17		10.14	10.04	^
Series 2015 (NMY PRE)(b)
Ending Market Value per Share	—		10.05		—	—
Average Market Value per Share	10.03	Δ	10.07	ΩΩ	—	—
Series 2015-1(NMY PRF)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.03	Δ	10.07	ΩΩ	—	—
Series 2015-1(NMY PRG)(b)
Ending Market Value per Share	—		10.05		—	—
Average Market Value per Share	10.04	Δ	10.08	ΩΩ	—	—
Series 2016 (NMY PRH)(b)
Ending Market Value per Share	—		10.13		—	—
Average Market Value per Share	10.07	Δ	10.14	ΩΩ	—	—

(b)	MTP Shares issued in connection with the reorganizations.
^	For the period March 15, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
Δ	For the period June 1, 2013 through May 30, 2014.

See accompanying notes to financial statements.

86	Nuveen Investments

	RPS at the End of Period			MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate	Asset		Aggregate	Asset	Aggregate	Asset
	Amount	Coverage		Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000		Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share		(000)	Share	(000)	Share
Minnesota Municipal Income (NMS)
Year Ended 5/31:
2015(b)	$—	$—		$—	$—	$44,100	$295,352
Year Ended 6/30:
2014(c)	—	—		—	—	31,100	307	*
Year Ended 8/31:
2013	31,100	73	*	—	—	—	—
2012	31,100	79	*	—	—	—	—
2011	31,100	74	*	—	—	—	—
2010	31,100	76	*	—	—	—	—
2009	31,100	70	*	—	—	—	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2015	—	—		—	—	18,000	280,372
2014	—	—		17,880	28.50	—	—
2013	—	—		17,880	29.02	—
2012	—	—		17,880	29.00	—	—
2011	—	—		17,880	27.11	—	—

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015		2014	2013	2012	2011
Missouri Premium Income (NOM)
Series 2015 (NOM PRC)
Ending Market Value per Share	$—		$10.06	$10.03	$10.40	$13.88
Average Market Value per Share	10.03	ΔΔ	10.04	10.08	9.98	15.41	Δ

(b)	For the eleven months ended May 31, 2015.
(c)	For the ten months ended June 30, 2014.
Δ	For the period November 9, 2010 (first issuance date of shares) through May 31, 2011.
ΔΔ	For the period June 1, 2014, through February 9, 2015.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
North Carolina Premium Income (NNC)
Year Ended 5/31:
2015	$—	$—	$125,000	$297,055	$—	$—
2014	—	—	125,000	297,193	—	—
2013	124,860	29.91	—	—	—	—
2012	49,835	29.56	—	—	—	—
2011	49,835	28.31	—	—	—	—

Virginia Premium Income (NPV)
Year Ended 5/31:
2015	—	—	—	—	128,000	303,206
2014	—	—	—	—	128,000	302,787
2013	127,408	31.65	—	—	—	—
2012	61,408	32.98	—	—	—	—
2011	61,408	31.18	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013		2012	2011
North Carolina Premium Income (NNC)
Series 2015 (NNC PRC)
Ending Market Value per Share	$—		$10.07		$10.11	$10.04
Average Market Value per Share	10.03	^	10.10		10.09	10.04
Series 2016 (NNC PRD)
Ending Market Value per Share	—		10.08		10.10	10.00
Average Market Value per Share	10.04	^	10.09		10.07	9.94	Δ
Series 2015 (NNC PRE)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.03	^	10.07	Ω	—	—
Series 2015-1 (NNC PRF)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.03	^	10.07	Ω	—	—
Series 2015-1 (NNC PRG)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.03	^	10.07	Ω	—	—

Virginia Premium Income (NPV)
Series 2014 (NPV PRA)
Ending Market Value per Share	—		10.03		10.12	10.03
Average Market Value per Share	10.01	^^	10.08		10.10	10.02	*
Series 2015 (NPV PRC)
Ending Market Value per Share	—		10.09		10.13	10.01
Average Market Value per Share	10.04	^^	10.09		10.09	10.07
Series 2014 (NPV PRD)(b)
Ending Market Value per Share	—		10.06		—	—
Average Market Value per Share	10.04	^^	10.09	ΩΩ	—	—
Series 2014-1 (NPV PRE)(b)
Ending Market Value per Share	—		10.09		—	—
Average Market Value per Share	10.04	^^	10.09	ΩΩ	—	—

(b)	MTP Shares issued in connection with the reorganizations.
Δ	For the period December 14, 2010 (first issuance date of shares) through May 31, 2011.
*	For the period March 14, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
^	For the period June 1, 2013 through March 3, 2014.
^^	For the period June 1, 2013 through September 9, 2013.

See accompanying notes to financial statements.

88	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG) (“Georgia Dividend Advantage 2 (NKG)”)
•	Nuveen Maryland Premium Income Municipal Fund (NMY) (“Maryland Premium Income (NMY)”)
•	Nuveen Minnesota Municipal Income Fund (NMS) (“Minnesota Municipal Income (NMS)”)
•	Nuveen Missouri Premium Income Municipal Fund (NOM) (“Missouri Premium Income (NOM)”)
•	Nuveen North Carolina Premium Income Municipal Fund (NNC) (“North Carolina Premium Income (NNC)”)
•	Nuveen Virginia Premium Income Municipal Fund (NPV) (“Virginia Premium Income (NPV)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of Georgia Dividend Advantage 2 (NKG), Maryland Premium Income (NMY), Minnesota Municipal Income (NMS) North Carolina Premium Income (NNC) and Virginia Premium Income (NPV) are traded on the NYSE while common shares of Missouri Premium Income (NOM) are traded on the NYSE MKT. Georgia Dividend Advantage 2 (NKG), Minnesota Municipal Income (NMS) and Missouri Premium Income (NOM) were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. Maryland Premium Income (NMY), North Carolina Premium Income (NNC) and Virginia Premium Income (NPV) were organized as Massachusetts business trusts on January 12, 1993.

The end of the reporting period for the Funds is May 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2015 (“the current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Mergers
Minnesota Municipal Income (NMS) was formed from the merger of the following two closed-end funds (each a “Target Fund” and collectively, the “Target Funds”) advised by U.S. Bancorp Asset Management, Inc. with and into a wholly-owned subsidiary of Minnesota Municipal Income (NMS) (the “Merger Sub”) (the “Mergers”):

•	Minnesota Municipal Income Portfolio Inc. (MXA) (“Minnesota Municipal Income Portfolio (MXA)”),
•	First American Minnesota Municipal Income Fund II (MXN) (“Minnesota Municipal Income Fund II (MXN)”),

Minnesota Municipal Income Portfolio (MXA) is treated as the survivor of the Mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for Minnesota Municipal Income (NMS) for periods prior to October 6, 2014, is that of Minnesota Municipal Income Portfolio (MXA). Minnesota Municipal Income Portfolio’s (MXA) previous fiscal year end was June 30, 2014, and therefore Minnesota Municipal Income’s (NMS) reporting period for this report is from July 1, 2014 through May 31, 2015.

The Mergers became effective prior to the opening of business on October 6, 2014. Upon the closing of the Mergers, each Target Fund merged with and into the Merger Sub. Shareholders of each Target Fund received newly issued shares of Minnesota Municipal Income (NMS), the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the shares of each Target Fund held immediately prior to the Mergers (including for this purpose fractional Fund shares to which shareholders would have been entitled). Following completion of the Mergers, the Merger Sub distributed its assets to Minnesota Municipal Income (NMS), and Minnesota Municipal Income (NMS), assumed the liabilities of the Merger Sub, in complete

Nuveen Investments	89

Notes to Financial Statements (continued)

liquidation and dissolution of the Merger Sub. As a result of the Mergers, the assets of the Target Funds were combined, and the shareholders of each Target Fund became shareholders of Minnesota Municipal Income (NMS). Details of the Mergers are further described in Note 8 – Fund Mergers.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$1,026,655		$4,897,292		$—		$—		$8,957,155

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statements of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

90	Nuveen Investments

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Georgia Dividend Advantage 2 (NKG)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$221,640,688	$905,616	***	$222,546,304
Investments in Derivatives:
Credit Default Swaps**	—	25,771	—		25,771
Total	$—	$221,666,459	$905,616		$222,572,075
Maryland Premium Income (NMY)
Long-Term Investments*:
Municipal Bonds	$—	$513,862,468	$—		$513,862,468
Common Stocks	1,889,999	—	—		1,889,999
Total	$1,889,999	$513,862,468	$—		$515,752,467

Nuveen Investments	91

Notes to Financial Statements (continued)

Minnesota Municipal Income (NMS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$131,549,827	$—	$131,549,827
Missouri Premium Income (NOM)
Long-Term Investments*:
Municipal Bonds	$—	$50,654,112	$—	$50,654,112
North Carolina Premium Income (NNC)
Long-Term Investments*:
Municipal Bonds	$—	$365,309,094	$—	$365,309,094
Investments in Derivatives:
Credit Default Swaps**	—	43,394	—	43,394
Total	$—	$365,352,488	$—	$365,352,488
Virginia Premium Income (NPV)
Long-Term Investments*:
Municipal Bonds	$—	$386,257,963	$—	$386,257,963

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a

92	Nuveen Investments

third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters during the current fiscal period were as follows:

Self-Deposited Inverse Floaters	Georgia Dividend Advantage 2 (NKG	)	Maryland Premium Income (NMY	)	Minnesota Municipal Income (NMS	)	Missouri Premium Income (NOM	)	North Carolina Premium Income (NNC	)	Virginia Premium Income (NPV	)
Average floating rate obligations outstanding	$3,245,000		$18,797,041		$—		$2,225,000		$—		$9,250,000
Average annual interest rate and fees	0.68%		0.66%		—%		0.23%		—%		0.32%

As of the end of the reporting period, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

Floating Rate Obligations Outstanding	Georgia Dividend Advantage 2 (NKG	)	Maryland Premium Income (NMY	)	Minnesota Municipal Income (NMS	)	Missouri Premium Income (NOM	)	North Carolina Premium Income (NNC	)	Virginia Premium Income (NPV	)
Floating rate obligations: self-deposited Inverse Floaters	$3,245,000		$16,810,000		$—		$2,225,000		$—		$9,250,000
Floating rate obligations: externally-deposited Inverse Floaters	5,635,000		—		—		—		—		20,070,000
Total	$8,880,000		$16,810,000		$—		$2,225,000		$—		$29,320,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments	93

Notes to Financial Statements (continued)

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

Floating Rate Obligations-Externally-Deposited Recourse Trusts	Georgia Dividend Advantage 2 (NKG	)	Maryland Premium Income (NMY	)	Minnesota Municipal Income (NMS	)	Missouri Premium Income (NOM	)	North Carolina Premium Income (NNC	)	Virginia Premium Income (NPV	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—		$—		$13,330,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Georgia Dividend Advantage 2 (NKG) and North Carolina Premium Income (NNC) invested in credit default swaps to manage credit risk by purchasing credit protection.

94	Nuveen Investments

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

North
	Georgia		Carolina
	Dividend		Premium
	Advantage 2		Income
	(NKG	)	(NNC	)
Average notional amount of credit default swap contracts outstanding*	$906,000		$1,522,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Georgia Dividend Advantage 2 (NKG)
Credit	Swaps	Unrealized appreciation on credit default swaps**	$25,771	—	$ —
North Carolina Premium Income (NNC)
Credit	Swaps	Unrealized appreciation on credit default swaps**	$43,394	—	$ —

**
Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

		Gross		Gross		Amounts	Net Unrealized
		Unrealized		Unrealized		Netted on	Appreciation	Collateral
		Appreciation on		(Depreciation) on		Statement of	(Depreciation) on	Pledged
		Credit Default		Credit Default		Assets and	Credit Default	to (from )	Net
Fund	Counterparty	Swaps	***	Swaps	***	Liabilities	Swaps	Counterparty	Exposure
Georgia Dividend Advantage 2 (NKG)	Citibank N.A.	$25,771		$—		$—	$25,771	$(25,771)	$—
North Carolina Premium Income (NNC)	Citibank N.A.	43,394		—		—	43,394	(43,394)	—

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) From	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Georgia Dividend Advantage 2 (NKG)	Credit	Swaps	$(26,267)	$25,771
North Carolina Premium Income (NNC)	Credit	Swaps	(46,000)	43,394

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	95

Notes to Financial Statements (continued)

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs
Virginia Premium Income (NPV) has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue 1.7 million additional common shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

Common shares authorized, common shares issued and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal periods, were as follows:

Virginia
Premium Income (NPV)
	Year Ended	Year Ended
	5/31/15	5/31/14
Common shares authorized	1,700,000	1,700,000*
Common shares issued	—	—
Offering proceeds, net of offering costs	—	—

*	Shelf Offering declared effective by the SEC during the prior fiscal period.

As of September 30, 2014, Virginia Premium Income’s (NPV) shelf offering registration statement is no longer current. Therefore, the Fund may not issue additional common shares under its equity shelf program until a post-effective amendment to the registration statement is filed with the SEC.

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, or when the Funds’ shelf offering registration statement is no longer effective, any remaining deferred charges will be expensed accordingly and recognized as a component of “Shelf offering expenses” on the Statement of Operations. Any additional costs the Fund may incur in connection with its Shelf Offering are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

During Virginia Premium Income’s (NPV) current and prior fiscal period the Fund did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed Virginia Premium Income (NPV) for half of the costs incurred in connection with the Shelf Offering, which is recognized as “Expense reimbursement” on the Statement of Operations.

Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal periods were as follows:

	Georgia Dividend Advantage 2 (NKG)		Maryland Premium Income (NMY)		Minnesota Municipal Income (NMS)
	Year	Year	Year	Year	Eleven Months	Ten Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/15	5/31/14	5/31/15	5/31/14	5/31/15	6/30/14	8/31/13
Common shares:
Shares sold	—	—	—	—	2	—	—
Issued in the Mergers	—	—	—	—	1,424,061	—	—
Repurchased and retired	—	—	(504,100)	—	—	—	—

Weighted average common share:
Price per share repurchased and retired	—	—	$12.58	—	—	—	—
Discount per share repurchased and retired	—	—	13.98%	—	—	—	—

96	Nuveen Investments

	Missouri Premium Income (NOM)		North Carolina Premium Income (NNC)		Virginia Premium Income (NPV)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/15	5/31/14	5/31/15	5/31/14	5/31/15	5/31/14
Common shares:
Issued to shareholders due to reinvestment of distributions	3,566	2,752	—	—	—	—
Repurchased and retired	—	—	(107,500)	—	—	—

Weighted average common share:
Price per share repurchased and retired	—	—	$13.02	—	—	—
Discount per share repurchased and retired	—	—	13.79%	—	—	—

Preferred Shares

MuniFund Term Preferred Shares
During the current fiscal period, Missouri Premium Income (NOM) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. The Fund’s MTP Shares were issued in one or more Series and traded on the NYSE MKT.

On February 9, 2015, Missouri Premium Income (NOM) redeemed all of its outstanding Series 2015 MTP Shares. The Fund’s MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of Variable Rate MuniFund Term Preferred (“VMTP”) Shares (as described below in Variable Rate MuniFund Term Preferred Shares).

The average liquidation value of MTP Shares outstanding for the Fund during the current fiscal period, was as follows:

	Missouri
	Premium
	Income
	(NOM	)*
Average liquidation value of MTP Shares outstanding	$17,880,000

*	For the period June 1, 2014 through February 9, 2015.

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and were recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, were paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares were recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offering of MTP Shares was recorded as a deferred charge, which was amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Missouri Premium Income’s (NOM) redemption of MTP Shares, the remaining deferred offering costs of $73,345, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding VMTP Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publically available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Georgia Dividend Advantage 2 (NKG)	2017	750	$75,000,000
Maryland Premium Income (NMY)	2017	1,670	$167,000,000
Minnesota Municipal Income (NMS)	2017*	441	$44,100,000
Missouri Premium Income (NOM)	2018	180	$18,000,000
North Carolina Premium Income (NNC)	2017	1,250	$125,000,000

*	Includes VMTP Shares resulting from the Mergers, as further described in Note 4 – Fund Shares.

Nuveen Investments	97

Notes to Financial Statements (continued)

On January 30, 2015, Missouri Premium Income (NOM) issued 180 shares of Series 2018 VMTP in connection with the redemption of its outstanding MTP Shares.

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:
		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Georgia Dividend Advantage 2 (NKG)	2017	June 1, 2017	June 1, 2015	May 31, 2015
Maryland Premium Income (NMY)	2017	June 1, 2017	June 1, 2015	May 31, 2015
Minnesota Municipal Income (NMS)	2017*	May 1, 2017	May 1, 2015	April 30, 2015
Missouri Premium Income (NOM)	2018	March 1, 2018	February 1, 2016	January 31, 2016
North Carolina Premium Income (NNC)	2017	March 1, 2017	March 1, 2015	April 30, 2015

*	Includes VMTP Shares resulting from the Mergers, as further described in Note 8 – Fund Mergers.

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina
	Dividend		Premium		Municipal		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)*	(NOM	)**	(NNC	)
Average liquidation value of VMTP Shares outstanding	$75,000,000		$167,000,000		$40,313,213		$18,000,000		$125,000,000
Annualized dividend rate	0.97%		0.99%		1.03%		0.96%		0.99%

*	For the period July 1, 2014 through May 31, 2015.
**	For the period January 30, 2015 (first issuance of shares) through May 31, 2015.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with their offerings of VMTP Shares, were recorded as a deferred charge which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Missouri Premium Income (NOM) incurred offering costs of $200,000 in connection with its issuance of Series 2018 VMTP Shares.

Variable Rate Demand Preferred Shares

Virginia Premium Income (NPV) has issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

			Shares Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Virginia Premium Income (NPV)	1	1,280	$128,000,000	August 3, 2043

98	Nuveen Investments

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Virginia
	Premium
	Income
	(NPV	)
Average liquidation value of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	0.14%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal periods, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2015
		NYSE MKT
	Series	Ticker	Shares	Amount
Missouri Premium Income (NOM)
MTP Shares redeemed	2015	NOM PRC	(1,788,000)	$(17,880,000)

	Year Ended May 31, 2014
		NYSE/NYSE
	Series	MKT Ticker	Shares	Amount
Georgia Dividend Advantage 2 (NKG)
MTP Shares redeemed:
	2015	NKG PRC	(3,226,500)	$(32,265,000)
	2015-1	NKG PRD	(2,834,000)	(28,340,000)
	2015-2	NKG PRE	(1,434,000)	(14,340,000)
Total			(7,494,500)	$(74,945,000)

Nuveen Investments	99

Notes to Financial Statements (continued)

	Year Ended May 31, 2014
		NYSE/NYSE
	Series	MKT Ticker	Shares	Amount
Maryland Premium Income (NMY)
MTP Shares redeemed:
	2015	NMY PRC	(3,877,500)	$(38,775,000)
	2016	NMY PRD	(3,581,800)	(35,818,000)
	2015	NMY PRE	(2,648,500)	(26,485,000)
	2015-1	NMY PRF	(2,730,000)	(27,300,000)
	2015-1	NMY PRG	(2,070,000)	(20,700,000)
	2016	NMY PRH	(1,706,600)	(17,066,000)
Total			(16,614,400)	$(166,144,000)
North Carolina Premium Income (NNC)
MTP Shares redeemed:
	2015	NNC PRC	(2,430,000)	$(24,300,000)
	2016	NNC PRD	(2,553,500)	(25,535,000)
	2015	NNC PRE	(1,660,000)	(16,600,000)
	2015-1	NNC PRF	(2,970,000)	(29,700,000)
	2015-1	NNC PRG	(2,872,500)	(28,725,000)
Total			(12,486,000)	$(124,860,000)
Virginia Premium Income (NPV)
MTP Shares redeemed:
	2014	NVP PRA	(2,920,300)	$(29,203,000)
	2015	NVP PRC	(3,220,500)	(32,205,000)
	2014	NPV PRD	(2,280,000)	(22,800,000)
	2014-1	NVP PRE	(4,320,000)	(43,200,000)
Total			(12,740,800)	$(127,408,000)

Transactions in Remarketed Preferred Shares for the Funds, where applicable, were as follows:

	Ten Months Ended
	June 30, 2014
	Shares	Amount
Minnesota Municipal Income (NMS)
Remarketed Preferred shares redeemed:
Series M	(622)	$(15,550,000)
Series W	(622)	(15,550,000)
Total	(1,244)	$(31,100,000)

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2015
	Series	Shares	Amount
Missouri Premium Income (NOM)
VMTP Shares issued	2018	180	$18,000,000

	Eleven Months Ended
	May 31, 2015
	Series	Shares	Amount
Minnesota Municipal Income (NMS)
VMTP Shares resulting from the Mergers	2017	130	$13,000,000

100	Nuveen Investments

	Ten Months Ended June 30, 2014
	Series	Shares	Amount
Minnesota Municipal Income (NMS)
VMTP Shares issued	2017	311	$31,100,000

	Year Ended May 31, 2014
	Series	Shares	Amount
Georgia Dividend Advantage 2 (NKG)
VMTP Shares issued	2017	750	$75,000,000
Maryland Premium Income (NMY)
VMTP Shares issued	2017	1,670	$167,000,000
North Carolina Premium Income (NNC)
VMTP Shares issued	2017	1,250	$125,000,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2014
	Series	Shares	Amount
Virginia Premium Income (NPV)
VRDP Shares issued	1	1,280	$128,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Purchases	$17,866,589		$122,640,984		$17,638,539		$4,173,458		$43,580,081		$66,186,184
Sales and maturities	16,089,514		135,112,851		16,218,153		4,783,985		43,802,990		71,621,219

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

During the year Nuveen Minnesota Municipal Income Fund (NMS) was involved in a tax-free reorganization in which Minnesota Municipal Income Portfolio, Inc. (MXA) and Minnesota Municipal Income Fund II, Inc. (MXN) merged their assets into Nuveen Minnesota Municipal Income Fund (NMS). Nuveen Minnesota Municipal Income Fund (NMS) is a new fund for tax purposes with no tax reporting survivor; however, Minnesota Municipal Income

Nuveen Investments	101

Notes to Financial Statements (continued)

Portfolio, Inc. (MXA) is the accounting survivor for financial reporting purposes. Therefore, the income tax information provided below includes the eleven month activity from July 1, 1014 to May 31, 2015 of both Nuveen Minnesota Municipal Income Fund (NMS) and Minnesota Municipal Income Portfolio, Inc. (MXA).

As of May 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Cost of investments	$208,803,806		$480,049,892		$122,876,862		$45,377,375		$342,818,587		$355,744,012
Gross unrealized:
Appreciation	$12,430,188		$24,375,861		$8,877,492		$3,323,792		$23,031,597		$26,896,215
Depreciation	(1,932,307)		(5,483,322)		(204,527)		(272,166)		(541,090)		(5,632,274)
Net unrealized appreciation (depreciation) of investments	$10,497,881		$18,892,539		$8,672,965		$3,051,626		$22,490,507		$21,263,941

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, reorganization adjustments, paydowns, treatment of notional principal contracts, and nondeductible reorganization expenses resulted in reclassifications among the Funds’ components of common share net assets as of the periods indicated below, as follows:

							North
	Georgia	Maryland	Minnesota		Missouri		Carolina		Virginia
	Dividend	Premium	Municipal		Premium		Premium		Premium
	Advantage 2	Income	Income		Income		Income		Income
Year ended May 31, 2015	(NKG )	(NMY )	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Paid-in-surplus	$(52,657)	$(58,711)	$462,593		$(153,236)		$30,311		$(64,217)
Undistributed (Over-distribution of) net investment income	(43,337)	(493,293)	72,980		153,235		(110,196)		24,317
Accumulated net realized gain (loss)	95,994	552,004	(535,573)		1		79,885		39,900

Minnesota
Municipal
Income
Ten Months ended June 30, 2014	(NMS	)
Paid-in-surplus	$—
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of the periods indicated below, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
Year ended May 31, 2015	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Undistributed net tax-exempt income1	$439,396		$2,093,232		$633,333		$214,786		$389,376		$1,442,203
Undistributed net ordinary income2	26,676		48,150		—		—		109,712		25,260
Undistributed net long-term capital gains	—		—		50,567		—		28,374		—

	Minnesota
	Municipal
	Income
Ten Months ended June 30, 2014	(NMS	)
Undistributed net tax-exempt income	$458,133
Undistributed net ordinary income2	3,029
Undistributed net long-term capital gains	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2015, paid on June 2, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

102	Nuveen Investments

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
Year ended May 31, 2015	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Distributions from net tax-exempt income3	$7,462,118		$17,450,455		$3,963,984		$2,038,437		$11,317,326		$13,595,233
Distributions from net ordinary income2	6,329		59,243		9,225		77		—		3,587
Distributions from net long-term capital gains4	—		—		—		—		466,996		—

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
Year ended May 31, 2014	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Distributions from net tax-exempt income	$8,917,503		$21,036,311		$2,080,261		$13,080,537		$14,297,444
Distributions from net ordinary income2	819		55,441		—		3,040		9,687
Distributions from net long-term capital gains	—		—		—		—		139,974

	Minnesota
	Municipal
	Income
Ten Months ended June 30, 2014	(NMS	)
Distributions from net tax-exempt income	$3,146,563
Distributions from net ordinary income2	24,601
Distributions from net long-term capital gains	—

Minnesota
Municipal
Income
Year ended August 31, 2013	(NMS	)
Distributions from net tax-exempt income	$3,747,267
Distributions from net ordinary income2	—
Distributions from net long-term capital gains	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2015, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2015.

As of the periods indicated below, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Georgia		Maryland		Minnesota		Missouri		Virginia
	Dividend		Premium		Municipal		Premium		Premium
	Advantage 2		Income		Income		Income		Income
May 31, 2015	(NKG	)	(NMY	)5	(NMS	)5	(NOM	)	(NPV	)
Expiration:
May 31, 2016	$462,549		$851,610		$—		$—		$—
May 31, 2017	1,635,823		172,377		452,405		77,824		—
May 31, 2018	1,329,548		—		—		91,539		—
May 31, 2019	48,370		—		—		—		—
Not subject to expiration	1,958,045		6,731,052		744,636		1,265,377		12,792,560
Total	$5,434,335		$7,755,039		$1,197,041		$1,434,740		$12,792,560

5	A portion of Maryland Premium Income’s (NMY) and Minnesota Municipal Income’s (NMS) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

Nuveen Investments	103

Notes to Financial Statements (continued)

	Minnesota
	Municipal
	Income
June 30, 2014	(NMS	)
Expiration:
June 30, 2018	$452,405
Not subject to expiration	516,691
Total	$969,096

During the Funds’ tax year ended May 31, 2015, the following Funds utilized capital loss carryforwards as follows:

	Maryland		Minnesota
	Premium		Municipal
	Income		Income
	(NMY	)	(NMS	)
Utilized capital loss carryforwards	$59,797		$404,539

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

	North
	Carolina
	Premium
	Income
	(NNC	)
Post-October capital losses6	$339,518
Late-year ordinary losses7	—

6	Capital losses incurred from November 1, 2014 through May 31, 2015, the Funds’ tax year end.
7	Ordinary losses incurred from January 1, 2015 through May 31, 2015 and specified losses incurred from November 1, 2014 through May 31, 2015.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Georgia Dividend Advantage 2 (NKG)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

Minnesota Municipal Income (NMS)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For managed assets over $1 billion	0.4000

104	Nuveen Investments

Maryland Premium Income (NMY)
Missouri Premium Income (NOM)
North Carolina Premium Income (NNC)
Virginia Premium Income (NPV)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Mergers
The Mergers were structured to qualify as tax-free mergers under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Mergers, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Mergers, were as follows:

	Minnesota		Minnesota
	Municipal		Municipal
	Income		Income
	Portfolio		Fund II
	(MXA	)	(MXN	)
Cost of investments	$86,735,071		$32,798,297
Fair value of investments	94,862,790		34,794,031
Net unrealized appreciation (depreciation) of investments	8,127,719		1,995,734

Nuveen Investments	105

Notes to Financial Statements (continued)

For financial reporting purposes, assets received and shares issued by Minnesota Municipal Income (NMS) were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of Minnesota Municipal Income’s (NMS) realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately prior to and after the Mergers are as follows:

	Minnesota		Minnesota
	Municipal		Municipal
	Income		Income
	Portfolio		Fund II
Target Funds – Prior to the Mergers	(MXA	)	(MXN	)
Common shares outstanding	4,146,743		1,472,506
Net assets applicable to common shares	$64,760,137		$22,239,676
NAV per share outstanding	$15.62		$15.10

Minnesota Municipal Income (NMS) – Prior to the Mergers
Common shares outstanding			2
Net assets applicable to common shares			$31
NAV per share outstanding			$15.62

Minnesota Municipal Income (NMS) – After the Mergers
Common shares outstanding			5,570,806
Net assets applicable to common shares			$86,999,844
NAV per share outstanding			$15.62

Preferred Shares
In connection with the Mergers, holders of the VMTP Shares of the Target Funds received on a one-for-one basis newly issued VMTP Shares of Minnesota Municipal Income (NMS), in exchange for VMTP Shares of the Target Funds held immediately prior to the Mergers.

Prior to the closing of the Mergers, details of the Target Funds’ outstanding VMTP Shares were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Target Funds	Series	Outstanding	Liquidation Value	Maturity
Minnesota Municipal Income Portfolio (MXA)	2017	311	$31,100,000	May 1, 2017
Minnesota Municipal Income Fund II (MXN)	2017	130	13,000,000	May 1, 2017

Details of Minnesota Municipal Income’s (NMS) VMTP Shares issued in connection with the Mergers were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Minnesota Municipal Income (NMS)	2017	441	$44,100,000	May 1, 2017

Pro Forma Results of Operations (Unaudited)
Assuming the Mergers had been completed on July 1, 2014, the beginning of Minnesota Municipal Income’s (NMS) current fiscal period, the pro forma results of operations for the period ended May 31, 2015, are as follows:

	Minnesota
	Municipal
	Income
Pro Forma results of Operations	(NMS	)
Net investment income	$4,072,377
Net realized and unrealized gains (losses)	320,991
Change in net assets resulting from operations	4,393,368

106	Nuveen Investments

Because the combined investment portfolios for the Mergers have been managed as a single integrated portfolio since the Mergers were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for Minnesota Municipal Income (NMS) since the Mergers were consummated.

Costs and Expenses
In connection with the Mergers, the Fund assumed certain associated costs and expenses. Such amounts are recognized as a component of “Accrued other expenses” on the Statement of Assets and Liabilities.

Nuveen Investments	107

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares repurchased	—	504,100	—	—	107,500	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

108	Nuveen Investments

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Nuveen Investments	109

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

110	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	111

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
194

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
194

112	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	During Past 5 Years	in Fund Complex
					Overseen by
					Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					194

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					194

Nuveen Investments	113

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	Including other Directorships	in Fund Complex
				During Past 5 Years	Overseen by
					Board Member
Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	194

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					195

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	88

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director- Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	195

114	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	195

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; Chartered Accountant Designation.
					195

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	195

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	195

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					195

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195

Nuveen Investments	115

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds (continued):

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

116	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Nuveen Investments	117

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily

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valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•     The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•     Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•     The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•     The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Fund with which it is being compared and due to these differences, performance comparisons between the Funds and their Performance Peer Group may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

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In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Georgia Dividend Advantage Municipal Fund 2 (the “Georgia Dividend Advantage Fund 2”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile for the one-, three- and five-year periods, the Fund outperformed its benchmark in each of such periods. The Board recognized the Fund’s higher exposure to short to intermediate maturity bonds compared to peers detracted from its peer relative performance. The Board also recognized the Fund’s positive absolute performance for the one-, three- and five-year periods.

For Nuveen Maryland Premium Income Municipal Fund (the “Maryland Premium Income Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile for the one-, three- and five-year periods, the Fund outperformed its benchmark in each of such periods. The Board recognized that the Fund lagged its peers due to its higher exposure to short to intermediate maturity bonds, above average exposure to Puerto Rico bonds (which had been reduced in 2014) and the low returns available in Maryland in 2014 compared to other states in the peer group. The Board also recognized the Fund’s positive absolute performance for the one-, three- and five-year periods.

For Nuveen Minnesota Municipal Income Fund (the “Minnesota Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the one-, three- and five-year periods and outperformed its benchmark for each of such periods.

For Nuveen Missouri Premium Income Municipal Fund (the “Missouri Premium Income Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile for the one-, three- and five-year periods. The Fund also underper-formed its benchmark in the five-year period but outperformed its benchmark in the one- and three-year periods.

For Nuveen North Carolina Premium Income Municipal Fund (the “North Carolina Premium Income Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the five-year period, the Fund ranked in the third quartile in the one- and three-year periods and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Virginia Premium Income Municipal Fund (the “Virginia Premium Income Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the longer three- and five-year periods, the Fund ranked in the third quartile in the one-year period and outperformed its benchmark in the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); differences in services provided and differences in the states reflected in the Peer Universe (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Georgia Dividend Advantage Fund 2, the Maryland Premium Income Fund, the North Carolina Premium Income Fund and the Virginia Premium Income Fund each had a net management fee in line with its peer average and a net expense ratio below its peer average. The Board also noted that the Minnesota Fund and the Missouri Premium Income Fund each had a net expense ratio that was higher than its peer average but a net management fee below or in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. The Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and

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net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Minnesota Fund through the adoption of a temporary expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to the Nuveen funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

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Notes

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Notes

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0515D 9153-INV-Y-07/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Minnesota Municipal Income Fund

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

		Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
	May 31, 2015	$29,500	$0	$0	$0

	Percentage approved	0%	0%	0%	0%
	pursuant to
	pre-approval
	exception

*	May 31, 2014	$0	$0	$0	$0

	Percentage approved	0%	0%	0%	0%
	pursuant to
	pre-approval
	exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

*	Fund commenced operations 10/06/2014.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2015	$ 0	$ 0	$ 0	$ 0
May 31, 2014	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Christopher L. Drahn, CFA, manages several municipal funds and portfolios.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

Douglas J. White, CFA, began working in the financial industry in 1983 and he became a portfolio manager in 1985.  Doug previously served as a co-manager of portfolio analysis/equity management at IDS Financial Services and portfolio manager at Marquette Capital Management Corporation.  Doug most recently managed several municipal funds and portfolios for FAF Advisors, prior to joining Nuveen Asset Management and was the manager of FAF Advisors’ tax-exempt fixed-income team.  He received a B.A. from Carleton College and an M.B.A. in finance from the University of Minnesota, and holds the CFA designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	8	$3.586 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$116.8 million
Douglas J. White	Registered Investment Company	4	$3.655 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$13.9 million
*	Assets are as of May 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NMS SECURITIES AS OF MAY 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000

Christopher L. Drahn	X
Douglas J. White			X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Minnesota Municipal Income Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2015